Exhibit 10








                    MULTICURRENCY REVOLVING CREDIT AGREEMENT



                            dated as of May 29, 2002



                                      among



                           LEXMARK INTERNATIONAL, INC.



                     THE LENDERS LISTED ON SCHEDULE 1 HERETO



                                       and



                  FLEET NATIONAL BANK, as Administrative Agent


             with Fleet Securities, Inc. having acted as Arranger ,


    JPMORGAN CHASE BANK and CITICORP USA, INC. as Co-Syndication Agents, and


     KEY CORPORATE CAPITAL INC. and SUNTRUST BANK as Co-Documentation

                                     Agents

                                TABLE OF CONTENTS




1.   DEFINITIONS AND RULES OF INTERPRETATION..........................................................1
     ---------------------------------------
         1.1.   Definitions...........................................................................1
                -----------
         1.2.   Rules of Interpretation..............................................................24
                -----------------------

2.   THE REVOLVING CREDIT FACILITY; COMPETITIVE BID LOANS AND SWINGLINE LOANS........................26
     ------------------------------------------------------------------------
         2.1.   Commitment to Lend...................................................................26
                ------------------
                  2.1.1.   The Revolving Credit A Loans..............................................26
                           ----------------------------
                  2.1.2.   The Revolving Credit B Loans..............................................26
                           ----------------------------
         2.2.   Facility Fee; Utilization Fee........................................................27
                -----------------------------
                  2.2.1.   Revolver A Facility Fee...................................................27
                           ---------- ------------
                  2.2.2.   Revolver B Facility Fee...................................................27
                           ---------- ------------
                  2.2.3.    Utilization Fee..........................................................27
                            ---------------
         2.3.   Reduction of Commitments.............................................................27
                ------------------------
                  2.3.1.   Reduction of Total Revolver A Commitment..................................27
                           ----------------------------------------
                  2.3.2.   Reduction of Total Revolver B Commitment..................................28
                           ----------------------------------------
         2.4.   Competitive Bid Loans................................................................28
                ---------------------
                  2.4.1.   Competitive Bid Borrowings................................................28
                           --------------------------
                           2.4.1.1.   The Competitive Bid Option.....................................28
                                      --------------------------
                           2.4.1.2.   Competitive Bid Quote Request..................................29
                                      -----------------------------
                           2.4.1.3.   Invitation for Competitive Bid Quotes..........................29
                                      -------------------------------------
                           2.4.1.4.   Submission and Contents of Competitive Bid Quotes..............30
                                      -------------------------------------------------
                           2.4.1.5.   Notice to Borrower.............................................31
                                      ------------------
                           2.4.1.6.   Acceptance and Notice by Borrower and Administrative Agent.....31
                                      ----------------------------------------------------------
                           2.4.1.7.   Allocation by Administrative Agent; Usage of Commitments.......32
                                      --------------------------------------------------------
                           2.4.1.8.   Funding of Competitive Bid Loans...............................32
                                      --------------------------------
                  2.4.2.   Repayment of Competitive Bid Loans........................................32
                           ----------------------------------
         2.5.   The Swingline........................................................................33
                -------------
                  2.5.1.   The Swingline Loans.......................................................33
                           -------------------
                  2.5.2.   Request for Swingline Loans...............................................33
                           ---------------------------
                  2.5.3.   Borrowings to Repay Swingline Loans.......................................33
                           -----------------------------------
         2.6.   Evidence of Loan Obligations.........................................................35
                ----------------------------
                  2.6.1.   The Revolving Credit A Note...............................................35
                           ---------------------------
                  2.6.2.   The Revolving Credit B Note...............................................35
                           ---------------------------
                  2.6.3.   Competitive Bid Notes.....................................................36
                           ---------------------
                  2.6.4.   Evidence of Swingline Loan Obligations....................................36
                           --------------------------------------
         2.7.   Interest on Revolving Credit Loans...................................................36
                ----------------------------------
         2.8.   Requests for Revolving Credit Loans..................................................37
                -----------------------------------
         2.9.   Conversion Options...................................................................38
                ------------------
                  2.9.1.   Conversion to Different Type of Revolving Credit Loan.....................38
                           -----------------------------------------------------

                  2.9.2.   Continuation of Type of Revolving Credit Loan.............................38
                           ---------------------------------------------
                  2.9.3.   Eurocurrency Rate Loans...................................................39
                           -----------------------
         2.10.   Funds for Revolving Credit Loan.....................................................39
                 -------------------------------
                  2.10.1.   Funding Procedures.......................................................39
                            ------------------
                  2.10.2.   Advances by Administrative Agent.........................................40
                            --------------------------------
         2.11.   Optional Currency...................................................................40
                 -----------------
                  2.11.1.   Request for Optional Currencies..........................................40
                            -------------------------------
                  2.11.2.   Denominations............................................................41
                            -------------
                  2.11.3.   Repayment................................................................42
                            ---------
                  2.11.4.   Funding..................................................................42
                            -------
         2.12.   Extension of Revolving Credit Loan B Maturity Date..................................42
                 --------------------------------------------------
         2.13.   Replacement of Lenders..............................................................43
                 ----------------------

3.   REPAYMENT OF THE REVOLVING CREDIT LOANS.........................................................44
     ---------------------------------------
         3.1.   Maturity.............................................................................44
                --------
                  3.1.1.   Revolving Credit A Loans..................................................44
                           ------------------------
                  3.1.2.   Revolving Credit B Loans..................................................44
                           ------------------------
                  3.1.3.   Swingline Loans...........................................................44
                           ---------------
                  3.1.4.   Competitive Bid Loans.....................................................45
                           ---------------------
         3.2.   Mandatory Repayments of Revolving Credit Loans.......................................45
                ----------------------------------------------
                  3.2.1.   Revolving Credit A Loans..................................................45
                           ------------------------
                  3.2.2.   Revolving Credit B Loans..................................................45
                           ------------------------
         3.3.   Optional Repayments of Revolving Credit Loans and Swingline Loans....................45
                -----------------------------------------------------------------

4.   LETTERS OF CREDIT...............................................................................46
     -----------------
         4.1.   Letter of Credit Commitments.........................................................46
                ----------------------------
                  4.1.1.   Commitment to Issue Letters of Credit.....................................46
                           -------------------------------------
                  4.1.2.   Letter of Credit Applications.............................................46
                           -----------------------------
                  4.1.3.   Terms of Letters of Credit................................................47
                           --------------------------
                  4.1.4.   Reimbursement Obligations of Lenders......................................47
                           ------------------------------------
                  4.1.5.   Participations of Lenders.................................................47
                           -------------------------
         4.2.   Reimbursement Obligation of the Borrower.............................................47
                ----------------------------------------
         4.3.   Letter of Credit Payments............................................................48
                -------------------------
         4.4.   Obligations Absolute.................................................................49
                --------------------
         4.5.   Reliance by Issuer...................................................................49
                ------------------
         4.6.   Letter of Credit Fee.................................................................50
                --------------------

5.   CERTAIN GENERAL PROVISIONS......................................................................50
     --------------------------
         5.1.   Closing Fee..........................................................................50
                -----------
         5.2.   Administrative Agent's Fee...........................................................50
                --------------------------
         5.3.   Funds for Payments...................................................................50
                ------------------
                  5.3.1.   Payments to Administrative Agent..........................................50
                           --------------------------------
                  5.3.2.   No Offset, etc............................................................51
                           ---------------
                  5.3.3.   Non-U.S. Lenders..........................................................51
                           -----------------
         5.4.   Computations.........................................................................53
                ------------
         5.5.   Inability to Determine Eurocurrency Rate.............................................53
                ----------------------------------------
         5.6.   Illegality...........................................................................53
                ----------
         5.7.   Additional Costs, etc................................................................54
                ---------------------


         5.8.   Capital Adequacy.....................................................................55
                ----------------
         5.9.   Certificate..........................................................................56
                -----------
         5.10.   Indemnity...........................................................................56
                 ---------
         5.11.   Interest After Default..............................................................57
                 ----------------------
         5.12.   Mitigation; Replacement of Lenders..................................................57
                 ----------------------------------
                  5.12.1.   Mitigation...............................................................57
                            ----------
                  5.12.2.   Replacement of Lender....................................................57
                            ---------------------
         5.13.   Currency Matters....................................................................58
                 ----------------
         5.14.   Lending Office......................................................................59
                 --------------
         5.15.   New Currency........................................................................59
                 ------------

6.    GUARANTIES.....................................................................................60
     -----------
         6.1.   Guaranties...........................................................................60
                ----------

7.   REPRESENTATIONS AND WARRANTIES..................................................................60
     ------------------------------
         7.1.   Corporate Authority..................................................................60
                -------------------
                  7.1.1.   Incorporation; Good Standing..............................................60
                           ----------------------------
                  7.1.2.   Authorization.............................................................60
                           -------------
                  7.1.3.   Enforceability............................................................61
                           --------------
         7.2.   Governmental Approvals...............................................................61
                ----------------------
         7.3.   Title to Properties; Leases..........................................................61
                ---------------------------
         7.4.   Financial Statements and Projections.................................................61
                ------------------------------------
                  7.4.1.   Fiscal Year...............................................................61
                           -----------
                  7.4.2.   Financial Statements......................................................61
                           --------------------
                  7.4.3.   Projections...............................................................61
                           -----------
         7.5.   No Material Adverse Changes, etc.....................................................62
                --------------------------------
         7.6.   Intellectual Property................................................................62
                ---------------------
         7.7.   Litigation...........................................................................62
                ----------
         7.8.   Compliance with Other Instruments, Laws, etc.........................................62
                --------------------------------------------
         7.9.   Tax Status...........................................................................62
                ----------
         7.10.   No Event of Default.................................................................63
                 -------------------
         7.11.   Holding Company and Investment Company Acts.........................................63
                 -------------------------------------------
         7.12.   ERISA...............................................................................63
                 -----
         7.13.   Use of Proceeds.....................................................................63
                 ---------------
                  7.13.1.   Regulations U and X......................................................63
                            -------------------
                  7.13.2.   Ineligible Securities....................................................63
                            ---------------------
         7.14.   Environmental Compliance............................................................63
                 ------------------------
         7.15.   Subsidiaries, etc...................................................................64
                 -----------------
         7.16.   Disclosure..........................................................................64
                 ----------

8.   AFFIRMATIVE COVENANTS...........................................................................64
     ---------------------
         8.1.   Punctual Payment.....................................................................64
                ----------------
         8.2.   Records and Accounts.................................................................64
                --------------------
         8.3.   Financial Statements, Certificates and Information...................................64
                --------------------------------------------------
         8.4.   Notices..............................................................................65
                -------
                  8.4.1.   Defaults..................................................................65
                           --------
                  8.4.2.   Notification of Claim against Assets......................................65
                           ------------------------------------
                  8.4.3.   Notice of Litigation and Judgments........................................66
                           ----------------------------------
                  8.4.4.   Notice of ERISA Event.....................................................66
                           ---------------------


      8.5.   Legal Existence; Maintenance of Properties..............................................66
             ------------------------------------------
         8.6.   Insurance............................................................................66
                ---------
         8.7.   Taxes................................................................................66
                -----
         8.8.   Inspection of Properties and Books, etc..............................................67
                ---------------------------------------
                  8.8.1.   General...................................................................67
                           -------
                  8.8.2.   Communications with Accountants...........................................67
                           -------------------------------
         8.9.   Compliance with Laws, Contracts, Licenses, and Permits...............................67
                ------------------------------------------------------
         8.10.   Use of Proceeds.....................................................................67
                 ---------------
         8.11.   New Guarantors......................................................................67
                 --------------
         8.12.   Further Assurances..................................................................68
                 ------------------

9.   CERTAIN NEGATIVE COVENANTS......................................................................68
     --------------------------
         9.1.   Restrictions on Indebtedness Section ................................................68
                ----------------------------
         9.2.   Restrictions on Liens................................................................69
                ---------------------
                  9.2.1.   Permitted Liens...........................................................69
                           ---------------
                  9.2.2.   Restrictions on Negative Pledges and Upstream Limitations.................71
                           ---------------------------------------------------------
         9.3.   Investments..........................................................................72
                -----------
         9.4.   Restricted Payments..................................................................72
                -------------------
         9.5.   Merger, Consolidation and Disposition of Assets......................................72
                -----------------------------------------------
                  9.5.1.   Mergers and Acquisitions..................................................72
                           ------------------------
                  9.5.2.   Disposition of Assets.....................................................72
                           ---------------------
         9.6.   Business Activities..................................................................73
                -------------------
         9.7.   Transactions with Affiliates.........................................................73
                ----------------------------
         9.8.   Hedging Agreements...................................................................73
                ------------------

10.   FINANCIAL COVENANTS............................................................................73
      -------------------
         10.1.   Interest Coverage...................................................................73
                 -----------------
         10.2.   Leverage Ratio......................................................................74
                 --------------

11.   CLOSING CONDITIONS.............................................................................74
      ------------------
         11.1.   Loan Documents......................................................................74
                 --------------
         11.2.   Certified Copies of Governing Documents.............................................74
                 ---------------------------------------
         11.3.   Corporate or Other Action...........................................................74
                 -------------------------
         11.4.   Incumbency Certificate..............................................................74
                 ----------------------
         11.5.    UCC Search Results.................................................................74
                 -------------------
         11.6.   Solvency Certificate; Insurance Certificate.........................................74
                 -------------------------------------------
         11.7.   Opinion of Counsel..................................................................75
                 ------------------
         11.8.   Payment of Fees.....................................................................75
                 ---------------
         11.9.   Termination Letter..................................................................75
                 ------------------

12.   CONDITIONS TO ALL BORROWINGS...................................................................75
      ----------------------------
         12.1.   Representations True; No Event of Default...........................................75
                 -----------------------------------------
         12.2.   No Legal Impediment.................................................................75
                 -------------------
         12.3.  Documents............................................................................76
                ---------

13.   EVENTS OF DEFAULT; ACCELERATION; ETC...........................................................76
      ------------------------------------
         13.1.   Events of Default and Acceleration..................................................76
                 ----------------------------------
         13.2.   Termination of Commitments..........................................................78
                 --------------------------
         13.3.   Remedies............................................................................78
                 --------


         13.4.   Distribution of Proceeds............................................................78
                 ------------------------
         13.5.   Judgment Currency..................................................................79
                 ------------------

14.   THE ADMINISTRATIVE AGENT.......................................................................80
      ------------------------
         14.1.   Authorization.......................................................................80
                 -------------
         14.2.   Employees and Administrative Agents.................................................80
                 -----------------------------------
         14.3.   No Liability........................................................................81
                 ------------
         14.4.   No Representations..................................................................81
                 ------------------
                  14.4.1.   General..................................................................81
                            -------
                  14.4.2.   Closing Documentation, etc...............................................81
                            --------------------------
         14.5.   Payments............................................................................82
                 --------
                  14.5.1.   Payments to Administrative Agent.........................................82
                            --------------------------------
                  14.5.2.   Distribution by Administrative Agent.....................................82
                            ------------------------------------
                  14.5.3.   Delinquent Lenders.......................................................82
                            ------------------
         14.6.   Holders of Notes....................................................................83
                 ----------------
         14.7.   Indemnity...........................................................................83
                 ---------
         14.8.   Administrative Agent as Lender......................................................83
                 ------------------------------
         14.9.   Resignation.........................................................................83
                 -----------
         14.10.   Notification of Defaults and Events of Default.....................................84
                  ----------------------------------------------

15.   SUCCESSORS AND ASSIGNS.........................................................................84
      ----------------------
         15.1.   General Conditions..................................................................84
                 ------------------
         15.2.   Assignments.........................................................................84
                 -----------
         15.3.   Register............................................................................85
                 --------
         15.4.   Participations......................................................................85
                 --------------
         15.5.   Payments to Participants............................................................86
                 ------------------------
         15.6.   Miscellaneous Assignment Provisions.................................................86
                 -----------------------------------
         15.7.   Assignee or Participant Affiliated with the Borrower................................86
                 ----------------------------------------------------
         15.8.   New Notes...........................................................................87
                 ---------
         15.9.   Special Purpose Funding Vehicle.....................................................87
                 -------------------------------

16.   PROVISIONS OF GENERAL APPLICATIONS.............................................................88
      ----------------------------------
         16.1.   Setoff..............................................................................88
                 ------
         16.2.   Expenses............................................................................89
                 --------
         16.3.   Indemnification.....................................................................90
                 ---------------
         16.4.   Treatment of Certain Confidential Information.......................................91
                 ---------------------------------------------
                  16.4.1.   Confidentiality..........................................................91
                            ---------------
                  16.4.2.   Prior Notification.......................................................91
                            ------------------
                  16.4.3.   Other....................................................................91
                            -----
         16.5.   Survival of Covenants, Etc..........................................................92
                 --------------------------
         16.6.   Notices.............................................................................92
                 -------
         16.7.     Governing Law.....................................................................93
                   -------------
         16.8.   Headings............................................................................93
                 --------
         16.9.   Counterparts........................................................................93
                 ------------
         16.10.   Entire Agreement, Etc..............................................................93
                  ---------------------
         16.11.   Waiver of Jury Trial...............................................................93
                  --------------------
         16.12.   Consents, Amendments, Waivers, Etc.................................................94
                  ----------------------------------
         16.13.   Severability.......................................................................95
                  ------------

                                    Exhibits


Exhibit A-1                Form of Revolving Credit A Note
------- ---
Exhibit A-2                Form of Revolving Credit B Note
------- ---
Exhibit A-2                Form of Competitive Bid Note
------- ---
Exhibit B-1                Form of Competitive Bid Request
------- ---
Exhibit B-2                Form of Invitation for Competitive Bid
------- ---
Exhibit B-3                Form of Competitive Bid Offer
------- ---
Exhibit B-4                Form of Notice of Competitive Bid Borrowing
------- ---
Exhibit C                  Form of Loan Request
------- -
Exhibit D                  Form of Compliance Certificate

Exhibit E                  Assignment and Acceptance
------- -
Exhibit F                  Form of Guaranty
------- -



                                    Schedules

Schedule 1                 Lenders and Commitments
-------- -
Schedule 7.7               Litigation
-------- ---+
Schedule 7.12              ERISA Matters
-------- ----
Schedule 7.14              Environmental Compliance
-------- ----
Schedule 7.15.             Subsidiaries
-------- ----
Schedule 9.1               Existing Indebtedness
-------- ---
Schedule 9.2               Existing Liens
-------- ---
Schedule 9.2.2             Existing Negative Pledges
-------- -----
Schedule 9.5.2             Scheduled Asset Dispositions
-------- -----

                    MULTICURRENCY REVOLVING CREDIT AGREEMENT

     This MULTICURRENCY REVOLVING CREDIT AGREEMENT is made as of May 29, 2002, by and among LEXMARK INTERNATIONAL, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 740 New Circle Road NW, Lexington, Kentucky 40550, FLEET NATIONAL BANK, a national banking association and the other lending institutions listed on Schedule 1 and FLEET NATIONAL BANK as administrative agent for itself and such other lending institutions.

                   1. DEFINITIONS AND RULES OF INTERPRETATION.

     1.1. Definitions. The following terms shall have the meanings set forth in this Section 1 or elsewhere in the provisions of this Credit Agreement referred to below:

     Adjustment Date. As such term is defined in the definition of "Applicable Margin".

     Administrative Agent's Office. The Administrative Agent's office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Administrative Agent may designate from time to time.

     Administrative Agent. Fleet National Bank, acting as agent for the Lenders and each other Person appointed as the successor Administrative Agent in accordance with Section 14.9.

     Administrative Agent's Special Counsel. Bingham Dana LLP or such other counsel as may be approved by the Administrative Agent.

     Administrative Questionnaire. An Administrative Questionnaire in a form supplied by and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by each Lender.

     Affiliate. Any Person which, directly or indirectly, controls, is controlled by or is under common control with the Borrower. "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "controlled" have meanings correlative thereto.

     Agreed Optional Currencies. Collectively, Pounds Sterling, the Euro, and Japanese Yen.

     Applicable  Margin.  With  respect to all  Eurocurrency  Rate Loans and the
Facility Fee, at any time of determination thereof, the applicable annual percentage rate set forth in the table below opposite the Debt Ratings with respect to Long Term Senior Debt of the Borrower then in effect, subject to the provisions set forth below:


      Debt Rating                                   Applicable Margin
---------------------- ----------------------------------------------------------------------------
---------- ----------- --------------------- ---------------- --------------- ---------------------
                        Revolving Credit A     Revolver A                     Revolver B Facility
                        Eurocurrency Rate     Facility Fee      Revolving             Fee
                              Loans                              Credit B
   S&P      Moody's                                            Eurocurrency
   ---      -------
                                      Loans
---------- ----------- --------------------- ---------------- --------------- ---------------------
A- or      A3 or              0.350%             0.100%          0.375%%             0.075%
better     better
---------- ----------- --------------------- ---------------- --------------- ---------------------
---------- ----------- --------------------- ---------------- --------------- ---------------------
BBB+       Baa1               0.550%             0.150%           0.575%             0.125%
---------- ----------- --------------------- ---------------- --------------- ---------------------
---------- ----------- --------------------- ---------------- --------------- ---------------------
BBB        Baa2               0.700%             0.175%           0.725%             0.150%
---------- ----------- --------------------- ---------------- --------------- ---------------------
---------- ----------- --------------------- ---------------- --------------- ---------------------
BBB-       Baa3               0.800%             0.200%           0.825%             0.175%
---------- ----------- --------------------- ---------------- --------------- ---------------------
---------- ----------- --------------------- ---------------- --------------- ---------------------
Below      Below Baa3         1.25%              0.250%           1.275%             0.225%
BBB-

---------- ----------- --------------------- ---------------- --------------- ---------------------


provided that (i) in the event of a split rating by the two rating agencies with respect to the same Long Term Senior Debt where such ratings differ only by one level, the higher rating shall determine the Applicable Margin, (ii) in the event of a split rating by the two rating agencies with respect to the same Long Term Senior Debt where such ratings differ by more than one level, the rating level that is one level above the lower level shall determine the Applicable Margin, (iii) in the event that only one of the two rating agencies issues a Debt Rating, such rating shall determine the Applicable Margin, (iv) in the event that different types or series of Long Term Senior Debt have different Debt Ratings, the Long Term Senior Debt with the highest Debt Ratings will be used to determine the Applicable Margin, (v) determinations of the Applicable Margin, and any resulting adjustment of the effective interest rate with respect to Base Rate Loans and Eurocurrency Rate Loans and the Facility Fee, shall be made one Business Day after any such change in the Debt Rating (the "Adjustment Date") and shall remain in effect until the next Adjustment Date, and all adjustments shall take effect on the applicable Adjustment Date, and (vi) in the event that S&P and Moody's and any Successor Rating Agency cease to issue Debt Ratings, the Administrative Agent, the Lenders and the Borrower shall commence negotiations in good faith to agree on a new methodology for determining the Applicable Margin and until such new methodology has been agreed to in writing by the Borrower and the Lenders, the Applicable Margin shall be at the highest level set forth above; and provided, further, in the event that there is a Successor Rating Agency or there is a change in rating terminology by S&P or Moody's, each of the Borrower and the Required Lenders shall agree as to the amendment of the table set forth above taking into account the explanation of such new rating terminology by S&P, Moody's or such Successor Rating Agency, as the case may be, and its comparability to the Debt Ratings set forth in the table above.

     Approved  Fund. Any Fund that is  administered  or managed by (a) a Lender,
(b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

     Arranger. Fleet Securities, Inc.

     Asset Sale. Any one or series of related transactions in which the Borrower or any of its Subsidiaries conveys, sells, leases, licenses or otherwise disposes of, directly or indirectly, any of its properties, businesses or assets (including the sale or issuance of capital stock of any Subsidiary other than to the Borrower or any Subsidiary of the Borrower) whether owned on the Closing Date or thereafter acquired.

     Assignment and Acceptance. An assignment and acceptance entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 15.2), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form approved by the Administrative Agent.

     Balance Sheet Date. December 31, 2001.

     Base Rate. The higher of (a) the variable annual rate of interest as publicly announced from time to time by Fleet as its "prime rate" in effect at its office in Boston, such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer, and (b) one-half of one percent (0.50%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three funds brokers of recognized standing selected by the Administrative Agent. Changes in the Base Rate resulting from any changes in Fleet's "prime rate" shall take place immediately without notice or demand of any kind.

     Base Rate Loans. Revolving Credit Loans denominated in Dollars and Swingline Loans bearing interest calculated by reference to the Base Rate.

     Borrower. As defined in the preamble hereto.

     Borrowing. A group of Loans of a single Type made by the Lenders (or, in the case of a Competitive Borrowing, by a Lender or Lenders whose Competitive Bids have been accepted by the Borrower pursuant to Section 2.4 hereof) on a single date and as to which a single Interest Period is in effect, or a borrowing hereunder consisting of Letters of Credit issued by the Issuing Lender.

     Business Day. Any day other than a Saturday or a Sunday on which banking institutions in Boston, Massachusetts and New York, New York, are open for the transaction of banking business and, in addition, (a) if Eurocurrency Rate Loans denominated in Dollars are involved, a day which is also a day on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Administrative Agent in its sole discretion acting in good faith, and (b) if Eurocurrency Rate Loans denominated in an Optional Currency are involved, a day which is also a day on which (i) dealings and exchanges in Dollars and in the relevant Optional

Currency are carried on in the London interbank market (and, if the Eurocurrency Rate Loans which are the subject of such borrowing, payment or rate selection are denominated in Euros, a day upon such clearing systems as is determined by the Administrative Agent to be suitable for clearing or settlement of the Euro is open for business) and (ii) such Optional Currency and Dollar settlements of such dealings may be effected in New York, New York and London, England.

     Capitalized Leases. Leases under which the Borrower or any of its Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

     Capital Stock. Any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

     Change of Control. An event or series of events by which any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act), directly or indirectly, of thirty percent (30%) or more of the outstanding shares of Capital Stock of the Borrower; or, during any period of twenty four (24) consecutive calendar months, individuals who were directors of the Borrower on the first day of such period (or who were appointed, elected or proposed for election as directors of the Borrower upon the affirmative vote or with the consent of a majority of the directors who were directors on such first day or who were appointed, elected or proposed for election in accordance with this parenthetical phrase) shall cease to constitute a majority of the board of directors of the Borrower or the acquisition of direct or indirect Control of the Borrower by any "person" or "group" (as defined above).

     Change In Law. Any of the following: (a) the adoption of any Law after the date of this Credit Agreement; (b) any change in any Law or in the interpretation or application thereof by any Governmental Authority after the date of this Credit Agreement, or (c) compliance by any Lender or the Issuing Lender (or, for purposes of Section 5.7 hereof, by any lending office of such Lender or by such Lender's or the Issuing Lender's holding company, if any) with any Law, request, guideline or direction (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Credit Agreement.

     Closing Date. The first date on which the conditions set forth in Section 11 have been satisfied and any Revolving Credit A Loans, Revolving Credit B Loans, Swingline Loans or Competitive Bid Loans are to be made or any Letter of Credit is to be issued hereunder.

     Closing Fee. See Section 5.1.

     Code. The Internal Revenue Code of 1986.

     Commitments. Collectively, the Revolver A Commitments and the Revolver B Commitments.

     Competitive Bid. An offer by a Lender to make a Competitive Bid Loan in accordance with, and pursuant to, Section 2.4 hereof.

     Competitive Bid Loan. A Borrowing hereunder consisting of one or more Loans made by any of the Lenders whose offer to make a Loan as part of such Borrowing has been accepted by the Borrower under the auction bidding procedure described in Section 2.4 hereof. Each Competitive Bid Loan shall be a Eurocurrency Competitive Bid Loan or a Fixed Rate Loan.

     Competitive Bid Offer. See Section 2.4.1.4.

     Competitive Bid Note. See Section 2.6.3.

     Competitive Bid Rate. As to any Competitive Bid made by a Lender pursuant to Section 2.4.1 hereof, (a) in the case of a Eurocurrency Competitive Bid Loan, the Margin, and (b) in the case of a Fixed Rate Loan, the fixed rate of interest offered by the Lender making such Competitive Bid.

     Competitive Bid Request. See Section 2.4.1.2.

     Competitive Bid Sublimit. $150,000,000.

     Competitive Borrowings. A Borrowing consisting of a Competitive Bid Loan or concurrent Competitive Bid Loans from the Lender or Lenders whose Competitive Bids for such Borrowing have been accepted by the Borrower under the bidding procedure described in Section 2.4 hereof.

     Compliance Certificate. See Section 8.4(c).

     Consolidated or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrower and its Subsidiaries, consolidated in accordance with GAAP.

     Consolidated EBITDA. With respect to the Borrower and its Subsidiaries for any fiscal period, an amount equal to the sum of (a) Consolidated Net Income of the Borrower and its Subsidiaries for such fiscal period, plus (b) in each case to the extent deducted in the calculation of such Person's Consolidated Net Income and without duplication, (i) depreciation and amortization for such period, plus (ii) income tax expense for such period, plus (iii) Consolidated Total Interest Expense paid or accrued during such period, plus (iv) other noncash charges for such period (not including accruals of charges which will be discharged in a following accounting period in cash in the ordinary course of business), and minus (c) to the extent added in computing Consolidated Net Income, and without duplication, the sum of (i) interest income and (ii) any other noncash income (but not including accruals of income which will be received in a following accounting period in cash in the ordinary course of business) for such period, in each case all as determined in accordance with GAAP.

     Consolidated Net Income (or Deficit). The consolidated net income (or deficit) of the Borrower and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP.

     Consolidated Tangible Assets. As of any date of determination, all tangible assets of the Borrower and its Subsidiaries as determined in accordance with GAAP.

     Consolidated Total Funded Debt. With respect to the Borrower and its Subsidiaries, the sum, without duplication, of (a) the aggregate amount of Indebtedness of the Borrower and its Subsidiaries, on a consolidated basis, that would be reflected on a consolidated balance sheet of the Borrower and its Subsidiaries prepared as of the date of determination in accordance with GAAP, plus (b) the aggregate amount of the cash advances pursuant to any Permitted Receivables Financing; plus (c) the aggregate amount of Indebtedness of the Borrower and its Subsidiaries relating to the maximum drawing amount of all letters of credit outstanding and bankers acceptances plus, (d) Indebtedness of the type referred to in clauses (a) - (c) hereof of another Person guaranteed by the Borrower or any of its Subsidiaries.

     Consolidated Total Interest Expense. For any period, the total interest expense (including that attributable to Capitalized Lease obligations) of the Borrower and its Subsidiaries for such period with respect to (a) all outstanding Indebtedness of the Borrower and its Subsidiaries allocable to such period in accordance with GAAP; (b) the Permitted Receivables Financing; and (c) Hedging Agreements (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers acceptance financing and net costs under interest rate Hedging Agreements to the extent such net costs are allocable to such period in accordance with GAAP).

     Conversion Request. A notice given by the Borrower to the Administrative Agent of the Borrower's election to convert or continue a Loan in accordance with Section 2.9.

     Credit Agreement. This Multicurrency Revolving Credit Agreement, including the Schedules and Exhibits hereto.

     Debt Rating. At the relevant time of reference thereto, the rating issued from time to time (whether on a preliminary basis or otherwise) by S&P or
Moody's or such other rating service or services as the Borrower may designate from time to time with the consent of the Required Lenders (each a "Successor Rating Agency") with respect to unsecured Indebtedness of the Borrower not maturing within twelve (12) months, the repayment obligations of the Borrower thereunder are not supported or otherwise enhanced by any other Person
(including, without limitation, supported by any letter of credit or other instrument, agreement or document issued by any other Person) and not subordinated by its terms in right of payment to other unsecured Indebtedness of the Borrower (such Indebtedness, "Long Term Senior Debt").

     Declining Lender. See Section 2.12.

     Default. Any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

     Delinquent Lender. See Section 14.5.3.

     Disqualifying Event. See definition of Eligible Optional Currencies.

     Distribution. The declaration or payment of any dividend on or in respect of any shares of any class of Capital Stock of the Borrower, other than dividends payable solely in shares of common stock of the Borrower; the purchase, redemption, defeasance, retirement or other acquisition of any shares of any class of Capital Stock of the Borrower, directly or indirectly through a Subsidiary of the Borrower or otherwise (including the setting apart of assets for a sinking or other analogous fund to be used for such purpose); the return of capital by the Borrower to its shareholders as such; or any other distribution on or in respect of any shares of any class of Capital Stock of the Borrower.

     Dollar Equivalent. On any particular date, with respect to any amount denominated in Dollars, such amount in Dollars, and with respect to any amount denominated in any Optional Currency, the amount (as conclusively ascertained by the Administrative Agent absent manifest error) of Dollars which could be purchased by the Administrative Agent (in accordance with its normal banking practices) in the London foreign currency deposit market with such amount of such currency at the spot rate of exchange prevailing at or about 11:00 a.m. (London time) on such date.

     Dollars or $. Dollars in lawful currency of the United States of America.

     Domestic Lending Office. Initially, the office of each Lender designated as such in Schedule 1 hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Base Rate Loans.

     Domestic Subsidiary. Any Subsidiary which is not a Foreign Subsidiary.

     Drawdown Date. The date on which any Revolving Credit A Loan, Revolving Credit B Loan, Competitive Bid Loan or Swingline Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with Section 2.9.

     Eligible Assignee. Any of (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent and (ii) unless a Default or an Event of Default has occurred and is continuing, the Borrower (each such approval of the Administrative Agent and the Borrower, as the case may be, not to be unreasonably withheld or delayed).

     Eligible Optional Currencies. Any currency other than Dollars with respect to which the Administrative Agent or the Borrower has not given notice in accordance with Section 5.5 or Section 5.15 and (a) that is readily available;
(b) that is freely traded; (c) in which deposits are customarily offered to banks in the London interbank market; (d) which is convertible into Dollars in the international interbank market and (e) as to which the Dollar Equivalent may be readily calculated. If, after the designation by the Lenders of any currency as an Optional Currency, (x) currency control or other exchange regulations are imposed in the country in which such currency is issued with the result that different types of such currency are introduced, (y) such currency is, in the determination of the Administrative Agent, no longer readily available or freely traded, or (z) in the determination of the Administrative Agent, a Dollar Equivalent of such currency is not readily calculable (each of clauses (x), (y) and (z), a "Disqualifying Event"), the Administrative Agent shall promptly notify the Lenders and the Borrower, and such currency shall no longer be an Optional Currency until such time as the Disqualifying Event(s) ceases to exist and promptly, but in any event within five (5) Business Days of receipt of such notice from the Administrative Agent, the Borrower shall repay all Eurocurrency Rate Loans in such affected currency or convert such Eurocurrency Rate Loans into Eurocurrency Rate Loans in Dollars or another Optional Currency, subject to the other terms set forth in this Credit Agreement.

     Environmental Laws. All laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

     Environmental Liability. Any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

     ERISA. The Employee Retirement Income Security Act of 1974.

     ERISA Affiliate. Any Person which is treated as a single employer with the Borrower under Section 414 of the Code.

     ERISA Event. Any of the following: (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the thirty (30) day notice period is waived or an event disclosed on Schedule 7.12) (such event being hereinafter referred to as an "ERISA Reportable Event"); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412 (d) of the Code or Section 303(d) of

ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

     EURIBOR Rate. For any Interest Period with respect to a Eurocurrency Rate Loan denominated in Euros, the rate of interest equal to (a) the per annum rate determined by the Administrative Agent to be the rate at which deposits in Euro appear on the Reuters Screen EURIBOR01 as of 11:00 a.m. (Brussels time) on the date that is two (2) TARGET Settlement Days preceding the first day of such Interest Period; provided, that if such rate does not appear on the Reuters Screen EURIBOR01, the EURIBOR Rate shall be an interest rate per annum equal to the arithmetic mean determined by the Administrative Agent (rounded upwards to the nearest 0.01%) of the rates per annum at which deposits in Euro are offered by three (3) major banks in the Eurocurrency Interbank Market at approximately 11:00 a.m. (London time) on the day that is two (2) TARGET Settlement Days preceding the first day of such Interest Period to other leading banks in the Eurocurrency Interbank Market at which deposits in Euro are offered, adjusted for reserves, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

     Euro or e. The euro referred to in the Council Regulation (EC) No. 1103/97 dated 17 June 1997 passed by the Council of the European Union, or, if different, the then lawful currency of the member states of the European Union that participate in the third stage of the Economic and Monetary Union.

     Eurocurrency Competitive Borrowing. A Competitive Borrowing comprised of Eurocurrency Competitive Bid Loans.

     Eurocurrency Competitive Bid Loans. Any Competitive Bid Loan bearing interest at a rate determined by reference to the Eurocurrency Rate in accordance with the provisions of Section 2.4.

     Eurocurrency  Interbank  Market.  Any  lawful  recognized  market  in which deposits of Dollars and the relevant Optional Currency are offered by international banking units of United States banking institutions and by foreign banking institutions to each other and in which foreign currency and exchange operations or eurocurrency funding operations are customarily conducted.

     Eurocurrency  Lending  Office.   Initially,   the  office  of  each  Lender
designated as such in Schedule 1 hereto; thereafter, such other office of such Lender, if any, that shall be making or maintaining Eurocurrency Rate Loans.

     Eurocurrency Rate. (a) With respect to amounts denominated in Dollars, the LIBOR Rate, (b) with respect to amounts denominated in Euros, the EURIBOR Rate, and (c) with respect to amounts denominated in any other Optional Currency other than the Euro, the International Eurocurrency Rate.

     Eurocurrency   Rate  Loans.   Revolving   Credit  Loans  and   Eurocurrency
Competitive  Bid  Loans  bearing   interest   calculated  by  reference  to  the
Eurocurrency Rate.

     Eurocurrency Reserve Rate. For any day with respect to a Eurocurrency Rate Loan, the maximum rate (expressed as a decimal) at which any bank subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     Event of Default. See Section 13.1.

     Excluded Taxes. With respect to the Administrative Agent, any Lender, the Issuing Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Non-US Lender (other than an assignee pursuant to a request by the Borrower pursuant to either Section 2.13 or Section 5.12 hereunder), any withholding tax that is imposed by the United States of America on amounts payable to such Non-US Lender at the time such Non-US Lender becomes a party to this Agreement or that is imposed by the United States of America as a result of such Non-US Lender's failure or inability to comply with Section 5.3.3), except to the extent that such Non-US Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 5.3.3.

     Extension Date. May 28, 2003.

     Facility Fee. Collectively, the Revolver A Facility Fee and the Revolver B Facility Fee.

     Fee Letter. The fee letter dated on or prior to the Closing Date, among the Borrower, the Administrative Agent and the Arranger.

     Fees. Collectively, the Facility Fee, the Utilization Fee, the Letter of Credit Fees, the Administrative Agent's Fee and the Closing Fee.

     Financial Affiliate. A Subsidiary of the bank holding company controlling any Lender, which Subsidiary is engaging in any of the activities permitted by Section 4(e) of the Bank Holding Company Act of 1956 (12 U.S.C.Section 1843).

     Fixed Rate. With respect to any Competitive Bid Loan (other than a Eurocurrency Competitive Bid Loan), the fixed rate of interest per annum specified by the Lender making such Competitive Bid Loan in its related Competitive Bid.

     Fixed Rate Borrowing. A Borrowing comprised of Fixed Rate Loans.

     Fixed Rate Loans.  Any  Competitive  Bid Loan  bearing  interest at a Fixed
Rate.

     Fleet. Fleet National Bank, a national banking association, in its individual capacity.

     Foreign Subsidiary. Any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America and the States (or the District of Columbia) thereof.

     Fund.Any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business Section

     GAAP or generally accepted accounting principles. Generally accepted accounting principles in the United States of America.

     Governing Documents. With respect to any Person, its certificate or articles of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its Capital Stock.

     Governmental Authority. Any foreign, federal, state, regional, local, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court or arbitrator.

     Guarantees. Collectively, (a) the Guaranty, dated or to be dated on or prior to the Closing Date, made by each Guarantor in favor of the Lenders and the Administrative Agent pursuant to which each Guarantor guarantees to the Lenders and the Administrative Agent the payment and performance of the Obligations and in substantially the form of Exhibit F hereto and (b) each other Guaranty, dated as of the date required by Section 8.11 hereof made by the applicable Guarantors in favor of the Lenders and the Administrative Agent pursuant to which each such Guarantor guarantees to the Lenders and the Administrative Agent the payment and performance of the Obligations and in substantially the form of Exhibit F hereto.

     Guarantors. Collectively, (a) each Material Domestic Subsidiary of the Borrower existing on the Closing Date and (b) each other Material Domestic Subsidiary which is otherwise required to become a Guarantor from time to time pursuant to Section 8.11. Each such Person shall be a party to a Guarantee.

     Hazardous Materials. All explosives or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

     Hedging Agreement. Any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

     Immaterial Domestic Subsidiary. Any Domestic Subsidiary of the Borrower which is not a Material Domestic Subsidiary.

     Indebtedness: As to any Person at any date, but without duplication:

          (a) every obligation of such Person for money borrowed,

          (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments,

          (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

          (d) every obligation of such Person in respect of the deferred purchase price of property or services, except trade accounts payable and accrued liabilities arising in the ordinary course of business,

          (e) every obligation of such Person under any Capitalized Lease,

          (f) for purposes of Section 9 hereof, every obligation of such Person under any Synthetic Lease, provided, however, to the extent all or any portion of the Indebtedness associated with any Synthetic Lease is recourse solely and exclusively to a Nonrecourse Subsidiary (the "Nonrecourse Amount"), the amount or principal amount of any Indebtedness of such Synthetic Lease shall not include such Nonrecourse Amount,

          (g) all sales by such Person of (i) accounts or general intangibles for money due or to become due, (ii) chattel paper, instruments or documents creating or evidencing a right to payment of money or (iii) other receivables (collectively "receivables"), whether pursuant to a purchase facility or otherwise, other than (1) in connection with the disposition of the business operations of such Person relating thereto or (2) a disposition of defaulted receivables for collection and not as a financing arrangement, or (3) a sale or other transfer of such receivables that is intended by the parties thereto to be treated (whether or not such treatment is ultimately disallowed) as an "off balance sheet" transaction that is with limited recourse to certain assets of the Person selling or transferring such receivable,

          (h) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person,

          (i) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person,

          (j) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

          (k) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guaranteeing or otherwise acting as surety for, any obligation of a type described in any of clauses
     (a) through (j) (the "primary obligation") of another Person (the "primary obligor"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (ii) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

     The "amount" or "principal amount" of any Indebtedness at any time of determination represented by (t) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with GAAP, (u) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (v) any Synthetic Lease shall be the stipulated loss value, termination value or other equivalent amount; (w) the amount of any Permitted Receivables Financing shall be the aggregate amount of all cash advances to the Permitted Receivables Vehicles pursuant to all such programs from the Persons providing such financings; and (x) any guaranty or other contingent liability referred to in clause (k) shall be an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty or other contingent obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

     Indemnified Taxes. All Taxes other than Excluded Taxes.

     Ineligible Securities. Securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.

     Interest Payment Date. (a) As to any Base Rate Loan, the last day of the calendar quarter with respect to interest accrued during such calendar quarter, including, without limitation, the calendar quarter which includes the Drawdown Date of such Base Rate Loan; and (b) as to any Eurocurrency Rate Loan, Swingline Loan or Fixed Rate Loan in respect of which the Interest Period is (i) three (3) months or less, the last day of such Interest Period and (ii) more than three
(3) months, the date that is three (3) months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

     Interest Period. With respect to each Revolving Credit Loan, Swingline Loan, and Competitive Bid Rate Loan, (a) initially, the period commencing on the Drawdown Date of such Revolving Credit Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower in a Loan Request or as otherwise required by the terms of this Credit Agreement (i) for any Base Rate Loan (other than a Swingline Loan which may be a Base Rate Loan), the last day of the calendar quarter; (ii) for any Eurocurrency Rate Loan, 1, 2, 3, or 6 months; (iii) for any Eurocurrency Competitive Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, the last day) in the calendar month that is between one and six months (inclusive) thereafter, as the Borrower may elect and as specified in the Competitive Bids in which the offer to make the Eurocurrency Competitive Bid Loan comprising such Borrowing were extended;
(iv) as to any Fixed Rate Borrowing, the period commencing on the date of such Borrowing and ending on the date specified in the Competitive Bids in which the offer to make the Fixed Rate Loans comprising such Borrowing were extended, which shall not be earlier than seven (7) days after the date of such Borrowing or later than 360 days after the date of such Borrowing; and (v) for any Swingline Loan, the period commencing on the date of such Borrowing and ending on the date such Swingline Loan is required to be repaid in accordance with
Section 2.5.3 hereof, and (b) thereafter, for Loans other than Competitive Bid Loans, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan or Swingline Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

          (A) if any Interest Period with respect to a Eurocurrency Rate Loan would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

          (B) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

          (C) if the Borrower shall fail to give notice as provided in Section 2.9, (i) for Revolving Credit Loans denominated in Dollars, the Borrower shall be deemed to have requested a conversion of the affected Eurocurrency Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto and (ii) for Revolving Credit Loans denominated in an Optional Currency, the Borrower shall be deemed to have requested a continuation of such Revolving Credit Loan as such on the last day of the then current Interest Period with respect thereto for an Interest Period of one (1) month;

          (D) any Interest Period relating to any Eurocurrency Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

          (E) any Interest Period that would otherwise extend beyond the Revolving Credit Loan A Maturity Date (if comprising a Revolving Credit A
     Loan) or the Revolving Credit Loan B Maturity Date (if comprising a Revolving Credit B Loan) shall end on the Revolving Credit Loan A Maturity Date or (as the case may be) the Revolving Credit Loan B Maturity Date.

     International Eurocurrency Rate. For any Interest Period with respect to a Eurocurrency Rate Loan denominated in any Optional Currency other than Euros, the rate of interest equal to (a) the applicable British Bankers' Association Interest Settlement Rate for deposits in the applicable Optional Currency appearing on Reuters Screen FRBD or the applicable Reuters Screen for such Optional Currency as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided, however, (i) if Reuters Screen FRBD or the applicable Reuters Screen for such Optional Currency is not available to the Administrative Agent for any reason, the applicable International Eurocurrency Rate for the relevant Interest Period shall instead be the applicable British Bankers'
Association Interest Settlement Rate for deposits in the applicable Optional Currency as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, and (ii) if no such British Bankers' Association Interest Settlement Rate is available, the applicable International Eurocurrency Rate for the relevant Interest Period shall be the rate determined by the Administrative Agent, as the rate at which the Administrative Agent offers to place deposits in the applicable Optional Currency with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, in the approximate amount of Fleet's relevant Eurocurrency Rate Loan and having a maturity equal to such Interest Period, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

     Invitation for Competitive Bid. See Section 2.4.1.3.

     Issuing Lender. Fleet, in its capacity as issuer of the Letters of Credit pursuant to Section 4 hereof (and, as to the Prior Letter of Credit, JPMorgan Chase Bank), or, in the event

Fleet is unable to issue a Letter of Credit, any other Lender selected by the Administrative Agent to issue such Letters of Credit with the consent of the Borrower and such Lender.

     Law. Any law, statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Administrative Agent by any central bank or other fiscal, monetary or other Governmental Authority (whether or not having the force of law).

     LC Exposure. At any time, the sum of (a) the aggregate Maximum Drawing Amount of all outstanding Letters of Credit at such time, plus (b) the aggregate amount of all Unpaid Reimbursement Obligations at such time. The LC Exposure of any Lender at any time shall be its Revolver A Commitment Percentage of the total LC Exposure at such time.

     Lender Affiliate. With respect to any Lender, (a) an Affiliate of such Lender or (b) any Approved Fund.

     Lenders. Fleet and the other lending institutions listed on Schedule 1 hereto and any other Person who becomes an assignee of any rights and obligations of a Lender pursuant to Section 15 and, unless the context otherwise requires, the Issuing Lender.

     Letter of Credit. See Section 4.1.1.

     Letter of Credit Application. See Section 4.1.1.

     Letter of Credit Fee. See Section 4.6.

     Letter of Credit Participation. See Section 4.1.4.

     Leverage Ratio. As at any date of determination, the ratio of (a) Consolidated Total Funded Debt outstanding on such date to (b) Consolidated EBITDA for the Reference Period ending on such date.

     LIBOR Rate. For any Interest Period with respect to a Eurocurrency Rate Loan denominated in Dollars, the rate of interest equal to (a) the rate determined by the Administrative Agent at which Dollar deposits for such Interest Period are offered based on information presented on Telerate Page 3750 as of 11:00 a.m. London time on the second Business Day prior to the first day of such Interest Period, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Rate. If the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR Rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to such Eurocurrency Rate Loan which are offered by four major banks in the London interbank market at approximately

11:00 a.m. London time, on the second Business Day prior to the first day of such Interest Period as selected by the Administrative Agent. The principal
London office of each of the four major London banks will be requested to provide a quotation of its Dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the second Business Day prior to the first day of such Interest Period. In the event that the Administrative Agent is unable to obtain any such quotation as provided above, it will be considered that LIBOR Rate pursuant to a Eurocurrency Rate Loan denominated in Dollars cannot be determined.

     Lien. Any mortgage, deed of trust, security interest, pledge, hypothecation, encumbrance, lien (statutory, judgment or otherwise), or other security agreement or the interests of a vendor or a lessor under any conditional sale agreement, Capitalized Lease, Synthetic Lease or title retention agreement (or any financing lease involving substantially the same economic effect as any of the foregoing) and the filing of any financing statement under the UCC or comparable Law of any jurisdiction (other than financing statements filed with respect to leases solely for notification purposes), provided, that neither the licensing of any intellectual property right nor the holding of any such right subject to any retained right of any licensor or transferor thereof to use or license the same shall, alone, constitute a Lien on any such right.

     Loan Documents. This Credit Agreement, the Notes, the Fee Letter, the Letter of Credit Applications, the Letters of Credit and the Guarantees.

     Loan Request. See Section 2.8.

     Loans. The Revolving Credit Loans, the Competitive Bid Loans and the Swingline Loans.

     Long   Term   Senior   Debt.    See    definition    of   "Debt    Rating".

     Mandatory Costs. With respect to any Lender or the Administrative Agent, any cost of compliance by such Lender or the Administrative Agent with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) and/or (b) the requirements of the European Central Bank.

     Margin. As to any Eurocurrency Competitive Bid Loan, the margin (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) to be added to or subtracted from the Eurocurrency Rate in order to determine the interest rate applicable to such Loan, as specified in the Competitive Bid relating to such Loan.

     Material  Adverse  Effect.  With  respect  to any  event or  occurrence  of
whatever  nature  (including  any  adverse   determination  in  any  litigation,
arbitration or governmental investigation or proceeding):

     (a) a material adverse effect on the business, condition (financial or otherwise), assets, or operation of the Borrower and its Subsidiaries, taken as a whole; or

     (b) a material adverse effect on the validity or enforceability of this Credit Agreement or any of the other Loan Documents, or the rights or remedies available to the Administrative Agent or any Lender under any Loan Document.

     Material Domestic Subsidiary. As at any date of determination, any Domestic Subsidiary of the Borrower, other than the Permitted Receivables Vehicle, with respect to which the aggregate book value of the assets of such Domestic Subsidiary (excluding intercompany assets that would be eliminated upon consolidation in accordance with GAAP) equals or exceeds five percent (5%) of the then current book value of all of the assets of the Borrower and its Domestic Subsidiaries (excluding intercompany assets that would be eliminated upon consolidation in accordance with GAAP). A Domestic Subsidiary that is a Material Domestic Subsidiary at any date pursuant to this definition shall continue to be or be deemed to be a Material Domestic Subsidiary at all times thereafter, without regard to the results of any future re-determination pursuant to this definition.

     Material Worldwide Subsidiary. Any Subsidiary (other than the Permitted Receivables Vehicle), the (a) assets or (b) revenues (excluding intercompany assets and revenues that would be eliminated upon consolidation in accordance with GAAP) of which are, at the time of determination (determined, in the case of clause (a), as at the end of the most recently concluded fiscal quarter, and, in the case of clause (b), in respect of the most recent period of four consecutive fiscal quarters of the Borrower for which the relevant financial information is available), equal to or greater than five percent (5%) of the consolidated assets or ten percent (10%) of the consolidated revenues (excluding intercompany assets and revenue that would be eliminated upon consolidation in accordance with GAAP), respectively, of the Borrower and its Subsidiaries at such time. Upon the acquisition of a new Subsidiary, qualification as a "Material Worldwide Subsidiary" shall be determined on a pro forma basis on the assumption that such Subsidiary had been acquired at the beginning of the relevant period of four consecutive fiscal quarters.

     Maximum Drawing Amount. The maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

     Moody's. Moody's Investors Services, Inc.

     Multiemployer Plan. Any multiemployer plan within the meaning of Section 3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

     Nonrecourse Subsidiary. Any Subsidiary of the Borrower, direct or indirect, as to which (a) such Subsidiary does not own any capital stock of, or own or hold any Lien, security interest or encumbrance on, any property of the Borrower or any other Subsidiary of the Borrower; (b) such Subsidiary has been established as a "bankruptcy remote" Subsidiary (whether direct or indirect); and (c) the obligations and liabilities of such Subsidiary to any Person shall be entirely nonrecourse as to the Borrower or any other Subsidiary of the Borrower (unless the Borrower or other Subsidiary has expressly agreed in writing to be liable for such obligations pursuant to a guaranty or similar instrument).

     Non-U.S. Lender. See Section 5.3.3.

     Notes. The Revolving Credit A Notes, the Revolving Credit B Notes and the Competitive Bid Notes.

     Notice of Competitive Bid Borrowing. See Section 2.4.1.6.

     Obligations. All indebtedness, obligations and liabilities of any of the Borrower and its Subsidiaries to any of the Lenders and the Administrative Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or any Hedging Agreement or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Applications, Letters of Credit or other instruments at any time evidencing any thereof.

     Optional Currency Notice. See Section 2.11.1.

     Optional Currencies. Collectively, (a) the Agreed Optional Currencies, in each case so long as such currency is and remains an Eligible Optional Currency and (b) any other Eligible Optional Currency which the Borrower requests the Administrative Agent include as an Agreed Optional Currency hereunder and which is acceptable to all of the Lenders.

     Other Taxes. Any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Credit Agreement.

     outstanding. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination.

     Overnight Rate. For any day (a) as to Revolving Credit Loans denominated in Dollars, the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent, and (b) as to Revolving Credit Loans denominated in an Optional Currency, the rate of interest per annum at which overnight deposits in the applicable Optional Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by the Administrative Agent to major banks in the London interbank market.

     Participant. See Section 15.4.

          PBGC. The Pension Benefit Guaranty Corporation created by Section 4002
     of  ERISA  and  any   successor   entity   or   entities   having   similar
     responsibilities.

     Permitted Acquisition. See Section 9.5.1.

     Permitted Liens. Liens permitted by Section 9.2.

     Permitted Receivables Financing. Any customary program for financing based solely on the grant of security interests on accounts receivable (and the proceeds thereof and related agreements and security customary for accounts receivable financings) of the Borrower and its Subsidiaries and which involves the transfer without recourse (other than customary limited recourse) of such accounts receivable to a Permitted Receivables Vehicle and transfers of interests in such accounts receivable to the parties providing such financing, so long as (a) such program is intended by the parties thereto to be treated (whether or not such treatment is ultimately disallowed) as an "off balance sheet" transaction; and (b) all cash advances to the Permitted Receivables Vehicles pursuant to all such programs from the Persons providing such financings shall not exceed an amount which is equal to 75% of the Borrower's Consolidated EBITDA for the Reference Period most recently ended, as reported as at the end of each fiscal quarter.

     Permitted Receivables Vehicle. Lexmark Receivables Corporation, a Delaware corporation, or any other Person established as a "bankruptcy remote" Subsidiary (whether direct or indirect) of the Borrower for the purpose of acquiring accounts receivable under any Permitted Receivables Financing.

     Person.   Any   individual,   corporation,   limited   liability   company,
partnership,   limited  liability   partnership,   trust,  other  unincorporated
association, business, or other legal entity, and any Governmental Authority.

     Plan. Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     Prior Letter of Credit. As defined in  Section 4.1.1 hereof.

     Real Estate. All real property at any time owned or leased (as lessee or sublessee) by the Borrower or any of its Subsidiaries.

     Record. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Loan referred to in such Note.

     Reference Period. As of any date of determination, the period of four (4) consecutive fiscal quarters of the Borrower and its Subsidiaries ending on such date, or if such date is not a fiscal quarter end date, the period of four (4) consecutive fiscal quarters most recently ended (in each case treated as a single accounting period).

     Register. See Section 15.3.

     Reimbursement Obligation. The Borrower's obligation to reimburse the Issuing Lender and the Lenders on account of any drawing under any Letter of Credit as provided in Section 4.2.

     Related  Parties.  With  respect to any  specified  Person,  such  Person's
Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

     Required Lenders. As of any date, the Lenders having Revolving Credit Exposures and unused Commitments aggregating to at least fifty one percent (51%) of the sum of the total Revolving Credit Exposures and unused Commitments at such time; provided, that, for purposes of acceleration of the Loans and all other amounts owing under this Credit Agreement and the other Loan Documents pursuant to Section 13 hereof, if, at the time Required Lenders is being determined, the Commitments shall have terminated in full, then the outstanding Loans of the Lenders shall be included in their respective Revolving Credit Exposures in determining the Required Lenders.

     Restricted Payment.  In relation to the Borrower and its Subsidiaries,  any
(a) Distribution, or (b) payment or prepayment by the Borrower or its Subsidiaries to (i) the Borrower's or any Subsidiary's shareholders (or other equity holders), (ii) any Affiliate of the Borrower or any Subsidiary or any Affiliate of the Borrower's or such Subsidiary's shareholders (or other equity holders), in each case other than a payment to the Borrower.

     Revolver A Commitment. With respect to each Lender, the amount set forth on
Schedule 1 hereto as the amount of such Lender's commitment to make Revolving Credit A Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower, as the same may be reduced from time to time or modified pursuant to Section 2.3.1. hereof; or if such commitment is terminated pursuant to the provisions hereof, zero.

     Revolver A Facility Fee. See Section 2.2.1 hereof.

     Revolver A Commitment Percentage. With respect to each Lender, the percentage set forth on Schedule 1 hereto as such Lender's percentage of the Total Revolver A Commitment.

     Revolver B Commitment. With respect to each Lender, the amount set forth on
Schedule 1 hereto as the amount of such Lender's commitment to make Revolving Credit B Loans to the Borrower, as the same may be reduced from time to time or modified pursuant to Section 2.3.2 hereof; or if such commitment is terminated pursuant to the provisions hereof, zero.

     Revolver B Facility Fee. See Section 2.2.2 hereof.

     Revolver B Commitment Percentage. With respect to each Lender, the percentage set forth on Schedule 1 hereto as such Lender's percentage of the Total Revolver B Commitment.

     Revolving Credit A Loans. Revolving credit loans made or to be made by the Lenders to the Borrower pursuant to Section 2.1.1 hereof.

     Revolving Credit A Notes. See Section 2.6.1.

     Revolving Credit B Loans. Revolving credit loans made or to be made by the Lenders to the Borrower pursuant to Section 2.1.2 hereof.

     Revolving Credit B Notes. See Section 2.6.2.

     Revolving Credit Exposure. With respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Credit A Loans, Revolving Credit B Loans, its LC Exposure and its Swingline Exposure at such time.

     Revolving Credit Loan A Maturity Date. May 29, 2005.

     Revolving Credit Loan B Maturity Date. May 28, 2003, unless extended in accordance with Section 2.12, and then such date as set forth in Section 2.12 hereof.

     Same Day Funds. With respect to disbursements and payments in (a) Dollars, immediately available funds, and (b) any Optional Currency, same day or other funds as may be determined by the Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in such Optional Currency.

     S&P. Standard & Poor's Ratings Group.

     Subordinated Debt. Unsecured Indebtedness of the Borrower or any of its Subsidiaries that is expressly subordinated and made junior to the payment and performance in full in cash of the Obligations, and evidenced as such by a written instrument containing such subordination provisions.

     Subsidiary. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

     Successor    Rating    Agency.    See    definition   of   "Debt   Rating".

     Swingline Borrowing. A Borrowing consisting of a Swingline Loan made by any Swingline Lender.

     Swingline Exposure. At any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Revolver A Commitment Percentage of the total Swingline Exposure at such time.

     Swingline Lender. Fleet in its capacity as lender of Swingline Loans hereunder.

     Swingline Loans. Any loan made by (a) any Swingline Lender pursuant to Section 2.5 or (b) any Lender pursuant to Section 2.5.

     Swingline Sublimit. $50,000,000.

     Synthetic Lease. Any lease of goods or other property, whether real or personal, which is treated as an operating lease under GAAP and as a loan or financing for U.S. income tax purposes.

     TARGET Settlement Day. Any day on which the Trans-European Automated Real-Time Gross Settlement Transfer (TARGET) System is open.

     Taxes. Any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

     Total Facility A Usage. At any time, the sum of the Revolving Credit A Loans outstanding, the LC Exposure, the Swingline Loans outstanding and the Competitive Bid Loans outstanding.

     Total Revolver A Commitment. The sum of the Revolver A Commitments of the Lenders, as in effect from time to time.

     Total Revolver B Commitment. The sum of the Revolver B Commitments of the Lenders, as in effect from time to time.

     Type. As to any Revolving Credit Loan, its nature as a Base Rate Loan or a Eurocurrency Rate Loan, and as to any Competitive Bid Loan, its nature as a Fixed Rate Loan or a Eurocurrency Competitive Bid Loan.

     Unpaid Reimbursement Obligation. Any Reimbursement Obligation for which the Borrower does not reimburse the Issuing Lender and the Lenders on the date specified in, and in accordance with, Section 4.2.

     Utilization Fee. See Section 2.2.3.

     Utilized Amount. As of any date of determination, the aggregate amount of the Revolving Credit Loans (including, without limitation, the Swingline Loans), the LC Exposure and the Competitive Bid Loans outstanding on such date.

     Voting Stock. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

     Withdrawal Liability. Liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such term is defined in Part I of Subtitle E of Title IV of ERISA.

     1.2. Rules of Interpretation.

          (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

          (b) The singular includes the plural and the plural includes the singular.

          (c) A reference to any law includes any amendment or modification to such law.

          (d) A reference to any Person includes its permitted successors and permitted assigns.

          (e) Accounting terms not otherwise defined herein have the meanings assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer. In addition, except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

          (f) The words "include", "includes" and "including" are not limiting.

          (g) All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in the State of New York, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

          (h) Reference to a particular "Section" refers to that section of this Credit Agreement unless otherwise indicated.

          (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

          (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

          (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

          (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Administrative Agent and the Borrower and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Lenders merely on account of the Administrative Agent's or any Lender's involvement in the preparation of such documents.

          (m) Unless otherwise expressly indicated, each reference to a specific amount denominated in Dollars shall also be deemed to be a reference to the Dollar Equivalent of such amount.

           2. THE REVOLVING CREDIT FACILITY; COMPETITIVE BID LOANS AND
                                SWINGLINE LOANS.

     2.1. Commitment to Lend.

          2.1.1. The Revolving Credit A Loans. Subject to the terms and conditions set forth in this Credit Agreement, each of the Lenders severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time from the Closing Date up to but not including the Revolving Credit Loan A Maturity Date upon notice by the Borrower to the Administrative Agent given in accordance with Section 2.8, such sums in Dollars and/or, at the Borrower's option from time to time, subject to Section 2.11 hereof, in an Optional Currency, as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Lender's Revolver A Commitment minus such Lender's Revolver A Commitment Percentage of the sum of the LC Exposure plus the Swingline Exposure, provided that the Dollar Equivalent of the Total Facility A Usage (after giving effect to all amounts requested) shall not at any time exceed the Total Revolver A Commitment at such time. The Revolving Credit A Loans shall be made pro rata in accordance with each Lender's Revolver A Commitment Percentage. Each request for a Revolving Credit A Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in Section 11 and Section 12, in the case of the initial Revolving Credit A Loans to be made on the Closing Date, and
     Section 12, in the case of all other Revolving Credit A Loans, have been satisfied on the date of such request . Each Base Rate Loan shall be denominated in Dollars, and each Eurocurrency Rate Loan shall be denominated  in  Dollars,  or  subject  to  Section  2.11,  in an  Optional
     Currency.

          2.1.2. The Revolving Credit B Loans. Subject to the terms and conditions set forth in this Credit Agreement, each of the Lenders severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time from the Closing Date up to but not including the Revolving Credit Loan B Maturity Date upon notice by the Borrower to the Administrative Agent given in accordance with Section 2.8, such sums in Dollars as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Lender's Revolver B Commitment, provided that the outstanding amount of all Revolving Credit B Loans (after giving effect to all amounts requested) shall not at any time exceed the Total Revolver B Commitment at such time. The Revolving Credit B Loans shall be made pro rata in accordance with each Lender's Revolver B Commitment Percentage. Each request for a Revolving Credit B Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in Section 11 and Section 12, in the case of the initial Revolving Credit B Loans to be made on the Closing Date, and Section 12, in the case of all other Revolving Credit B Loans, have been satisfied on the date of such request.

     2.2. Facility Fee; Utilization Fee.

          2.2.1. Revolver A Facility Fee. The Borrower agrees to pay to the Administrative Agent for the accounts of the Lenders in accordance with their respective Revolver A Commitment Percentages a facility fee (the
     "Revolver A Facility Fee") calculated daily on the Total Revolver A Commitment in effect on such date at the rate per annum of the Applicable Margin with respect to the Revolver A Facility Fee as in effect from time to time. The Revolver A Facility Fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the Closing Date, with a final payment on the Revolving Credit Loan A Maturity Date or any earlier date on which the Revolver A Commitments shall terminate.

          2.2.2. Revolver B Facility Fee. The Borrower agrees to pay to the Administrative Agent for the accounts of the Lenders in accordance with their respective Revolver B Commitment Percentages a facility fee (the
     "Revolver B Facility Fee") calculated daily on the Total Revolver B Commitment in effect on such date at the rate per annum equal to the Applicable Margin with respect to the Revolver B Facility Fee as in effect from time to time. The Revolver B Facility Fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the Closing Date, with a final payment on the Revolving Credit Loan B Maturity Date or any earlier date on which the Revolver B Commitments shall terminate.

          2.2.3. Utilization Fee. For each day on which the Utilized Amount exceeds the product of (a) 0.40 multiplied by (b) the sum of the Total Revolver A Commitment plus the Total Revolver B Commitment as in effect on such date, the Borrower agrees to pay to the Administrative Agent for the accounts of the Lenders in accordance with their respective Commitment Percentages a utilization fee (the "Utilization Fee") such that the Applicable Margin with respect to each Eurocurrency Rate Loan shall, for each such day, be increased from the otherwise applicable rate by the per annum rate equal to 0.125%. The Utilization Fee shall be payable on each Interest Payment Date in which such Utilization Fee has been charged for Eurocurrency Rate Loans.

     2.3. Reduction of Commitments.

          2.3.1. Reduction of Total Revolver A Commitment. The Borrower shall have the right at any time and from time to time upon one (1) Business Day's prior written notice to the Administrative Agent to reduce by $1,000,000 or an integral multiple thereof or to terminate entirely the unused portion of the Total Revolver A Commitment, whereupon the Revolver A Commitments of the Lenders shall be reduced pro rata in accordance with their respective Revolver A Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this Section 2.3.1., the Administrative Agent will notify the Lenders of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Administrative Agent for the respective accounts of the Lenders the full amount of any Revolver A Facility Fee then accrued and unpaid on the amount of the reduction. No reduction or termination of the Revolver A Commitments may be reinstated.

          2.3.2. Reduction of Total Revolver B Commitment. The Borrower shall have the right at any time and from time to time upon one (1) Business Day's prior written notice to the Administrative Agent to reduce by $1,000,000 or an integral multiple thereof or to terminate entirely the unused portion of the Total Revolver B Commitment, whereupon the Revolver B Commitments of the Lenders shall be reduced pro rata in accordance with their respective Revolver B Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this Section 2.3.2., the Administrative Agent will notify the Lenders of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Administrative Agent for the respective accounts of the Lenders the full amount of any Revolver B Facility Fee then accrued and unpaid on the amount of the reduction. No reduction or termination of the Revolver B Commitments may be reinstated.

     2.4. Competitive Bid Loans.

          2.4.1. Competitive Bid Borrowings.

               2.4.1.1. The Competitive Bid Option. In addition to the Revolving Credit A Loans and the Swingline Loans permitted to be made hereunder pursuant to Section 2.1.1. and Section 2.5 hereof, respectively, the Borrower may, pursuant to the terms of this Section 2.4, cause the Administrative Agent to request the Lenders to make offers to fund Competitive Bid Loans in Dollars to the Borrower from time to time prior to the Revolving Credit Loan A Maturity Date. The Lenders may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept such offers in the manner set forth in this Section 2.4. Notwithstanding any other provision herein to the contrary, at no time shall the Dollar Equivalent of the principal amount of Competitive Bid Loans outstanding at any time (after giving effect to all amounts requested) exceed the lesser of
          (a) the Total Revolver A Commitment minus the sum of (i) the Dollar Equivalent of the aggregate principal amount of Revolving Credit A Loans outstanding at such time plus (ii) the Dollar Equivalent of the LC Exposure outstanding at such time plus (iii) the Swingline Loans outstanding at such time and (b) the Competitive Bid Sublimit.

               2.4.1.2. Competitive Bid Quote Request. When the Borrower wishes to request offers to make Competitive Bid Loans under this Section 2.4, they shall transmit to the Administrative Agent by telephone or facsimile (in each case confirmed in writing by the Borrower) a Competitive Bid Request substantially in the form of Exhibit B-1 hereto (a "Competitive Bid Request") so as to be received, in the case of a Eurocurrency Competitive Loan, no later than 11:00 a.m. (Eastern time) three (3) Business Days prior to the requested Drawdown Date and, in the case of a Fixed Rate Loan, one (1) Business Day prior to the requested Drawdown Date, specifying (a) the requested Drawdown Date (which must be a Business Day) (b) the principal amount of such Competitive Bid Loan stated in Dollars (which must be a minimum of $10,000,000 or any greater integral multiple of $1,000,000 and may not exceed the lesser of (i) Total Revolver A Commitment and (ii) the Competitive Bid Sublimit), (c) the Type of such Competitive Bid Loan and (d) the Interest Period of such Competitive Bid Loan, subject to the provisions of the definition of Interest Period. The Borrower may request offers to make Competitive Bid Loans for no more than one amount and three Interest Periods in a single Competitive Bid Request. No new Competitive Bid Request shall be given until the Borrower has notified the Administrative Agent of its acceptance or non-acceptance of the Competitive Bids relating to any outstanding Competitive Bid Request.

               2.4.1.3. Invitation for Competitive Bid Quotes. Subsequent to timely receipt of a Competitive Bid Request, the Administrative Agent shall send to the Lenders by facsimile an invitation for Competitive Bids as promptly as possible but not later than in the case of a Eurocurrency Competitive Loan, 3:00 p.m. (Eastern time) three (3) Business Days prior to the proposed Drawdown Date and in the case of a Fixed Rate Loan, not later than 3:00 p.m. (Eastern time) on the first Business Day prior to the requested Drawdown Date, substantially in the form of Exhibit B-2 hereto (an "Invitation for Competitive Bid"), which shall constitute an invitation by the Borrower to each Lender to submit Competitive Bids offering to make Competitive Bid Loans to which such Competitive Bid Request relates in accordance with this Section 2.4. If, after receipt by the Administrative Agent of a Competitive Bid Request from the Borrower in accordance with Section 2.4.1.2, the Administrative Agent or any Lender shall be unable to complete any procedure of the auction process described in Sections
          2.4.1.4 - 2.4.1.6 (inclusive) due to the inability of such Person to transmit or receive communications through the means specified therein, such Person may rely on telephonic notice for the transmission or receipt of such communications. In any case where such Person shall rely on telephone transmission or receipt, any communication made by telephone shall, as soon as possible thereafter, be followed by written confirmation thereof.

               2.4.1.4. Submission and Contents of Competitive Bid Quotes.

               (a) Each Lender may, but shall be under no obligation  to, submit a Competitive Bid containing an offer or offers to make Competitive Bid Loans to the Borrower in response to any Invitation for Competitive Bid Quotes (a "Competitive Bid Offer"). Each Competitive Bid must comply with the requirements of this Section 2.4.1.4 and must be submitted to the Administrative Agent by facsimile, in the case of a Eurocurrency Competitive Loan, not later than 10:00 a.m. (Eastern time) two (2) Business Days prior to the proposed Drawdown Date, and in the case of a Fixed Rate Loan, not later than 10:00 a.m. (Eastern time) on the requested Drawdown Date, provided that Competitive Bids may be made by the Administrative Agent in its capacity as a Lender only if it notifies the Borrower of the terms of its Competitive Bid at least one quarter of an hour earlier than the time by which the other Lenders are required to submit their Competitive Bids to the Administrative Agent pursuant to this Section 2.4.1.4(a). Subject to the provisions of Sections 11 and 12 hereof, any Competitive Bid so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

               (b) Each Competitive Bid Offer shall be in substantially the form of Exhibit B-3 hereto and shall in any case specify:

               (i) the requested Drawdown Date and Interest Periods;

               (ii) the principal amount and currency of the Competitive Bid Loan for which each such offer is being made, which principal amount
          (w) may be greater than the Commitment of the quoting Lender but may not exceed the lesser of the Total Revolver A Commitment and the Competitive Bid Sublimit, (x) must be $10,000,000 or a larger multiple of $1,000,000, (y) may not exceed the aggregate principal amount of Competitive Bid Loans for which offers were requested, and (z) may be subject to an aggregate limitation as to the principal amount of Competitive Bid Loans for which offers being made by such quoting Lender may be accepted;

               (iii) the Competitive Bid Rate per annum (rounded to the nearest 1/1000th of 1%) offered for each such Competitive Bid Loan, and

               (iv) the identity of the quoting Lender.

          A Competitive Bid may include up to five separate offers by the quoting Lender with respect to each Interest Period specified in the related Invitation for Competitive Bid.

               (c) Any Competitive Bid shall be disregarded if it:

               (i) is not  substantially  in the form of  Exhibit  B-3 hereto or
          does  not  specify  all  of  the   information   required  by  Section
          2.4.1.4(b);

               (ii) contains qualifying, conditional or similar language (except that it may, in the case of a quote relating to more than one Interest Period, contain the condition described in Section 2.4.1.4(b)(ii));

               (iii) proposes terms other than or in addition to those set forth in the applicable Invitation for Competitive Bids; or

               (iv) arrives after the time set forth in Section 2.4.1.4(a).

               2.4.1.5. Notice to Borrower. The Administrative Agent shall promptly notify the Borrower of the terms of (a) all Competitive Bids submitted by the Lenders in accordance with the preceding Section
          2.4.1.4 and (b) of any Competitive Bid that amends, modifies or is otherwise inconsistent with a previous Competitive Bid submitted by such Lender with respect to the same Competitive Bid Request. Any such subsequent Competitive Bid shall be disregarded by the Administrative Agent unless such subsequent Competitive Bid is submitted solely to correct a manifest error in such former Competitive Bid. The Administrative Agent's notice to the Borrower shall specify (i) the aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Request, (ii) the respective principal amounts and Competitive Bid Rates so offered, and the identity of the respective Lenders submitting such offers, and (iii) if applicable, limitations on the aggregate principal amount of Competitive Bid Loans for which offers in any single Competitive Bid may be accepted.

               2.4.1.6. Acceptance and Notice by Borrower and Administrative Agent. Not later than, in the case of Eurocurrency Competitive Loans, 10:30 a.m. (Eastern time) two (2) Business Days prior to the requested Drawdown Date and, in the case of Fixed Rate Loans, 10:30 a.m.
          (Eastern time) on the requested Drawdown Date, the Borrower shall notify the Administrative Agent of the Borrower's acceptance or non-acceptance of the offers of which it was notified pursuant to the preceding Section 2.4.1.5 in a notice, transmitted to the Administrative Agent by telephone, or facsimile (in each case confirmed in writing by the Borrower), in substantially the form of Exhibit B-4 hereto (a "Notice of Competitive Bid Borrowing"). Such notice shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Competitive Bid in whole or in part; provided that:

               (a) the aggregate principal amount of each Competitive Bid Loan may not exceed the applicable amount set forth in the related Competitive Bid Request,

               (b) the aggregate principal amount of each Competitive Bid Loan must be $10,000,000 or a larger multiple of $1,000,000,

               (c) acceptance of offers may only be made on the basis of ascending Competitive Bid Rates, and

               (d) no offer may be accepted that is described in Section 2.4.1.4(c) or that otherwise fails to comply with the requirements of this Credit Agreement.

               The Administrative Agent shall promptly notify each Lender which submitted a Competitive Bid of the acceptance or non-acceptance thereof. The Administrative Agent will promptly notify each Lender which submitted a Competitive Bid and each other Lender which so requests the following information from the Administrative Agent of
          (a) the aggregate principal amount of, and (b) the range of Competitive Bid Rates of the accepted Competitive Bid Loans for each requested Interest Period.

               2.4.1.7. Allocation by Administrative Agent; Usage of Commitments. If offers are made by two or more Lenders with the same Competitive Bid Rates, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Lenders as nearly as possible (in such multiples not less than $100,000 as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. If any such Lender has indicated a minimum acceptable Competitive Bid Loan in its Competitive Bid Request, and under the procedures of this Section 2.4.1.7, the Administrative Agent would have allocated to it an amount less than such minimum, such Competitive Bid will instead be deemed to have been withdrawn. Determination by the Administrative Agent of the amounts of Competitive Bid Loans and the allocation thereof shall be conclusive in the absence of manifest error.

               2.4.1.8. Funding of Competitive Bid Loans. If, on or prior to the Drawdown Date of any Competitive Bid Loan, the Total Revolver A Commitment has not terminated in full and if, on such Drawdown Date, the applicable conditions of Sections 11 and 12 hereof are satisfied, the Lender or Lenders whose offers the Borrower has accepted will fund each Competitive Bid Loan so accepted. Such Lender or Lenders will make such Competitive Bid Loans, by crediting the Administrative Agent for further credit to the Borrower's specified account with the Administrative Agent, in immediately available funds not later than 1:00 p.m. (Eastern time) on such Drawdown Date.

               2.4.2. Repayment of Competitive Bid Loans. The principal of each Competitive Bid Loan shall become absolutely due and payable by the Borrower on the last day of the Interest Period relating thereto, and the Borrower hereby absolutely and unconditionally promises to pay to the Administrative Agent for the account of the relevant Lenders on the last day of the Interest Period relating thereto the principal amount of all such Competitive Bid Loans, plus interest thereon at the applicable Competitive Bid Rate. The Competitive Bid Loans shall bear interest at the rate per annum specified in the applicable Competitive Bid. Interest on each Competitive Bid Loan shall be payable (a) on the last day of the applicable Interest Period, and (b) on the Revolving Credit Loan A Maturity Date for each Competitive Bid Loan. Subject to the terms of this Credit Agreement, the Borrower may make Competitive Bid Requests with respect to new Competitive Bid Loans of any amounts so repaid prior to the Revolving Credit Loan A Maturity Date. Except after an acceleration pursuant to Section 13.1 hereof, no principal amount with respect to any Competitive Bid Loan may be repaid other than on the last day of the Interest Period relating thereto.

     2.5. The Swingline.

          2.5.1. The Swingline Loans. Subject to the terms and conditions hereinafter set forth, each Swingline Lender may make Swingline Loans in Dollars (but is not obligated to make any such Swingline Loans) to the Borrower from time to time from the Closing Date through, but not including, the Revolving Credit Loan A Maturity Date, in an aggregate principal amount at any time outstanding that will not result in (a) the aggregate principal amount of all outstanding Swingline Loans exceeding the Swingline Sublimit or (b) the Dollar Equivalent of the Total Facility A Usage exceeding the Total Revolver A Commitment at such time. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

          2.5.2. Request for Swingline Loans. To request a Swingline Loan, the Borrower shall notify the Administrative Agent and any one or more of the Swingline Lenders of such request by telephone (confirmed by telecopy), not later than 2:00 p.m. (Eastern Time), on the day of the proposed Swingline Loan. Each such notice shall specify the requested date (which shall be a Business Day) and the amount of the requested Swingline Loan. Upon receipt of any such request, each Swingline Lender may in its discretion quote to the Borrower the interest rate (the "Quoted Swingline Rate") at which such Swingline Lender is willing to lend the requested Swingline Loan, and the Borrower may in its discretion accept or reject any such quote by notice to the relevant Swingline Lender (which notice shall be received no later than a time reasonably acceptable to the Swingline Lender). Each Swingline Lender shall make each Swingline Loan made by it available to the Borrower by wire transfer of immediately available funds to the account notified by the Borrower to the relevant Swingline Lender by 4:00 p.m. (Eastern Time), on the requested date of such Swingline Loan. The Borrower and each Swingline Lender shall promptly notify the Administrative Agent of the date and amount of any Swingline Loan made to it or by it, as the case may be, and the Quoted Swingline Rate applicable thereto.

          2.5.3. Borrowings to Repay Swingline Loans. The Borrower promises to pay each outstanding Swingline Loan on or prior to the date which is the earlier to occur of (a) the Revolving Credit Loan A Maturity Date; (b) the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least three (3) Business Days after such Swingline Loan is made; and (c) the date on which any Revolving Credit A Loan or Competitive Bid Loan is made. The Borrower may prepay the Swingline Loans at any time without penalty or premium. The Administrative Agent (a) may at any time in the sole discretion of the Swingline Lender with respect to any outstanding Swingline Loans or (ii) shall, on any of the dates set forth in clauses (a) - (c) above, require each Lender (including the Swingline Lender) to make a Revolving Credit A Loan in the amount of such Lender's Revolver A Commitment Percentage of such Swingline Loan, for the purposes of repaying such Swingline Loan (provided that each such notice shall be deemed to have been automatically given upon the occurrence of a Default or Event of Default under Section 13.1(g) or (h) or upon the exercise of remedies provided in the last paragraph of Section 13.1). The proceeds thereof shall be applied directly to the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans. Each Lender hereby absolutely, unconditionally and irrevocably agrees to make such Revolving Credit A Loans upon one Business Day's notice as set forth above, notwithstanding (a) that the amount of such Revolving Credit A Loan may not comply with the applicable minimums otherwise required hereunder, (b) the failure of the Borrower to meet the conditions set forth in Sections 11 or 12 hereof, (c) the occurrence or continuance of a Default or an Event of Default hereunder, (d) the date of such Revolving Credit A Loan, and (e) the amount of, or termination of, the Total Revolver A Commitment at such time. In the event that it is impracticable for such Revolving Credit A Loan to be made for any reason on the date otherwise required above (including as a result of the commencement of a proceeding under the federal Bankruptcy Code in respect of the Borrower), then each Lender hereby agrees that it shall forthwith purchase (as of the date such Revolving Credit A Loan would have been made, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender, and the Swingline Lender shall sell to each Lender, such participations in the Swingline Loans (including all accrued and unpaid interest thereon) outstanding as shall be necessary to cause the Lenders to share in such Swingline Loans pro rata based on their respective Revolver A Commitment Percentages (without regard to any termination of the Total Revolver A Commitment hereunder) by making available to the Swingline Lender an amount equal to such Lender's participation in the Swingline Loans; provided that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender as a funding and administrative fee until the date as of which the respective participation is purchased, and (y) at the time any purchase of such participation is actually made, the purchasing Lender shall be required to pay the Swingline Lender interest on the principal amount of the participation so purchased for each day from and including the date such Revolving Credit A Loan would otherwise have been made until the date of payment for such participation at the rate of interest in effect applicable to Base Rate Loans during such period.



     2.6. Evidence of Loan Obligations.

          2.6.1. The Revolving Credit A Note. The Revolving Credit A Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit A-1 hereto (each a "Revolving Credit A Note"), dated as of the Closing Date (or such other date on which a Lender may become a party hereto in accordance with Section 15 hereof) and completed with appropriate insertions. One Revolving Credit A Note shall be payable to the order of each Lender in a principal amount equal to such Lender's Revolver A Commitment or, if less, the outstanding amount of all Revolving Credit A Loans made by such Lender, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit A Loan or at the time of receipt of any payment of principal on such Lender's Revolving Credit A Note, an appropriate notation on such Lender's Record relating to such Revolving Credit A Note reflecting the making of such Revolving Credit A Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit A Loans set forth on such Lender's Record relating to such Revolving Credit A Note shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit A Note to make payments of principal of or interest on any Revolving Credit A Note when due.

          2.6.2. The Revolving Credit B Note. The Revolving Credit B Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit A-2 hereto (each a "Revolving Credit B Note"), dated as of the Closing Date (or such other date on which a Lender may become a party hereto in accordance with Section 15 hereof) and completed with appropriate insertions. One Revolving Credit B Note shall be payable to the order of each Lender in a principal amount equal to such Lender's Revolver B Commitment or, if less, the outstanding amount of all Revolving Credit B Loans made by such Lender, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Lender to make or cause to be made, at or about the time of the Drawdown

     Date of any Revolving Credit B Loan or at the time of receipt of any payment of principal on such Lender's Revolving Credit B Note, an appropriate notation on such Lender's Record relating to such Revolving Credit B Note reflecting the making of such Revolving Credit B Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit B Loans set forth on such Lender's Record relating to such Revolving Credit B Note shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit B Note to make payments of principal of or interest on any Revolving Credit B Note when due.

          2.6.3. Competitive Bid Notes. The Competitive Bid Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit A-3 hereto (the "Competitive Bid Notes"), dated as of the Closing Date (or such other date as a Lender may become a party hereto pursuant to Section 15 hereof) with appropriate insertions. One Competitive Bid Note shall be payable to the order of each Lender in a principal amount equal to the Total Revolver A Commitment and representing the obligation of the Borrower to pay to such Lender the aggregate unpaid principal amount of all Competitive Bid Loans made by such Lender hereunder, as set forth in
     Section 2.4 hereof, plus interest accrued thereon as set forth below. The Borrower hereby irrevocably authorizes each Lender to make or cause to be made, at or about the time of each Competitive Bid Loan to the Borrower made by such Lender and at the time of receipt of any payment of principal on the Competitive Bid Note of such Lender, an appropriate notation on the such Lender's Record relating to such Competitive Bid Loan reflecting the making of such Competitive Bid Loan or (as the case may be) the receipt of such payment. The outstanding amount of Competitive Bid Loans made by such Lender set forth on such Lender's Record relating to such Competitive Bid Note, or on such other records, shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Record, shall not limit or otherwise affect the obligations of the Borrower hereunder or under the Competitive Bid Note to make payments of principal of or interest on the Competitive Bid Note when due.

          2.6.4. Evidence of Swingline Loan Obligations. The Swingline Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Obligations of the Borrower to the Swingline Lender resulting from each Swingline Loan made by the Swingline Lender, including the amounts of principal and interest payable and paid to the Swingline Lender from time to time hereunder. The outstanding amount of the Swingline Loans set forth on such accounts shall be prima facie evidence of the principal amount thereof owing and unpaid to the Swingline Lender, but the failure to record, or any error in so recording, any such amount on such accounts shall not limit or otherwise affect the actual amount of the obligations of the Borrower hereunder to make payments of principal of or interest on the Swingline Loans when due.

     2.7. Interest on Revolving Credit Loans. Except as otherwise provided in Section 5.11,

          (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Base Rate.

          (b) Each Revolving Credit Loan which is a Eurocurrency Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Eurocurrency Rate determined for such Interest Period plus the Applicable Margin with respect to Eurocurrency Rate Loans as in effect from time to time.

          (c) Each Eurocurrency Competitive Bid Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the Eurocurrency Rate for the Interest Period in effect for such Borrowing, plus the Margin offered by the Lender making such Competitive Bid Loan and accepted by the Borrower pursuant to Section 2.4.

          (d) Each Fixed Rate Loan shall bear interest for the period commencing on the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a fixed rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the fixed rate of interest offered by the Lender making such Competitive Bid Loan and accepted by the Borrower pursuant to Section 2.4 hereof.

          (e) Each Swingline Loan shall bear interest for the period commencing on the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the rate of interest offered by the Swingline Lender making such Swingline Loan and accepted by the Borrower pursuant to Section 2.5 hereof.

The Borrower promises to pay interest on each Revolving Credit Loan, Competitive Bid Loan and Swingline Loan in arrears on each Interest Payment Date with respect thereto. Interest on the Revolving Credit Loans calculated by reference to the Base Rate as well as interest on the Swingline Loans shall be payable in Dollars, interest on the Revolving Credit Loans calculated by reference to the Eurocurrency Rate and which are denominated in Dollars shall be payable in Dollars, and interest on the Revolving Credit A Loans calculated by reference to the Eurocurrency Rate and which are denominated in an Optional Currency shall be payable in such Optional Currency so designated.

     2.8. Requests for Revolving Credit Loans. The Borrower shall give to the Administrative Agent written notice in the form of Exhibit C hereto (or telephonic notice confirmed in a writing in the form of Exhibit C hereto) of each Revolving Credit Loan requested hereunder (a "Loan Request") no less than
(a) one (1) Business Day prior to the proposed Drawdown Date of any Base Rate Loan and (b) three (3) Business Days prior to the proposed Drawdown Date of any Eurocurrency Rate Loan; provided that any notice requesting a Revolving Credit A Loan to be made in an Optional Currency must comply with the requirements of this Section 2.8 and the requirements of the Optional Currency Notice pursuant to Section 2.11. Each such notice shall specify (i) the principal amount of the Revolving Credit Loan requested stated in Dollars, or, for a Revolving Credit A Loan and subject to Section 2.11, the relevant Optional Currency, (ii) the proposed Drawdown Date of such Revolving Credit Loan, (iii) the Interest Period for such Revolving Credit Loan; (iv) the Type of such Revolving Credit Loan; and (v) whether such a request is for a Revolving Credit A Loan or a Revolving Credit B Loan (with the parties agreeing that any failure to so designate shall be deemed a request for a Revolving Credit A Loan). Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Lenders thereof. Each Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loan requested from the Lenders on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $1,000,000 or an integral multiple thereof.

     2.9. Conversion Options.

          2.9.1. Conversion to Different Type of Revolving Credit Loan. The Borrower may elect from time to time to convert any outstanding Revolving Credit Loan denominated in Dollars to a Revolving Credit Loan of another Type denominated in Dollars, provided that (a) with respect to any such conversion of a Eurocurrency Rate Loan to a Base Rate Loan, the Borrower shall give the Administrative Agent at least one (1) Business Day's prior written notice of such election; (b) with respect to any such conversion of a Base Rate Loan to a Eurocurrency Rate Loan, the Borrower shall give the Administrative Agent at least three (3) Business Days' prior written notice of such election; (c) with respect to any such conversion of a Eurocurrency Rate Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto and (d) no Revolving Credit Loan may be converted into a Eurocurrency Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made each Lender shall take such action as is necessary to transfer its Revolver A Commitment Percentage or Revolver B Commitment Percentage, as the case may be, of such Revolving Credit Loans to its Domestic Lending Office or its Eurocurrency Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans denominated in Dollars of any Type may be converted into a Revolving Credit Loan denominated in Dollars of another Type as provided herein, provided that any partial conversion shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a Eurocurrency Rate Loan shall be irrevocable by the Borrower.

          2.9.2. Continuation of Type of Revolving Credit Loan. Any Revolving Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in Section 2.9.1; provided that (a) as to any Eurocurrency Rate Loan denominated in Dollars, no such Eurocurrency Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Administrative Agent active upon the Borrower's account have actual knowledge; and (b) as to any Eurocurrency Rate Loan denominated in an Optional Currency, no such Eurocurrency Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing or the provisions of Section 2.11 hereof have not or cannot be met at the time of such continuation, but shall be repaid by the Borrower on the last day of the Interest Period relating thereto. In the event that the Borrower fails to provide any such notice with respect to the continuation of any Eurocurrency Rate Loan as such, then (a) as to Eurocurrency Rate Loans denominated in an Optional Currency, such Eurocurrency Rate Loans shall be automatically continued as such on the last day of the first Interest Period relating thereto for a one (1) month Interest Period, and (b) as to Eurocurrency Rate Loans denominated in Dollars, such Eurocurrency Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto. The Administrative Agent shall notify the Lenders promptly when any such automatic conversion contemplated by this Section
     2.9 is scheduled to occur.

          2.9.3. Eurocurrency Rate Loans. Any conversion to or from Eurocurrency Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurocurrency Rate Loans having the same Interest Period shall not be less than $1,000,000 or a whole multiple of $1,000,000 in excess thereof (or, in the case of Eurocurrency Rate Loans denominated in an Optional Currency, the whole number which is nearest to the Dollar Equivalent of $1,000,000). No more than twelve (12) Eurocurrency Rate Loans having different Interest Periods may be outstanding at any time.

     2.10. Funds for Revolving Credit Loan.

          2.10.1. Funding Procedures. Not later than 11:00 a.m. (Boston time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Lenders will make available to the Administrative Agent, at the Administrative Agent's Office, in Same Day Funds, the amount of such Lender's Revolver A Commitment Percentage or Revolver B Commitment Percentage, as the case may be, of the amount of the requested Revolving Credit Loans. Upon receipt from each Lender of such amount, and upon receipt of the documents required by Sections 11 and 12 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the Administrative Agent by the Lenders. The failure or refusal of any Lender to make available to the Administrative Agent at the aforesaid time and place on any Drawdown Date the amount of its Revolver A Commitment Percentage or Revolver B Commitment Percentage, as the case may be, of the requested Revolving Credit Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Administrative Agent the amount of such other Lender's Revolver A Commitment Percentage or Revolver B Commitment Percentage, as the case may be, of any requested Revolving Credit Loans.

          2.10.2. Advances by Administrative Agent. The Administrative Agent may, unless notified to the contrary by any Lender prior to a Drawdown Date, assume that such Lender has made available to the Administrative Agent on such Drawdown Date the amount of such Lender's Revolver A Commitment Percentage or Revolver B Commitment Percentage, as the case may be, of the Revolving Credit Loans to be made on such Drawdown Date, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Lender makes available to the Administrative Agent such amount on a date after such Drawdown Date, such Lender shall pay to the Administrative Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the Overnight Rate for each day included in such period, times (b) the amount of such Lender's Revolver A Commitment Percentage or Revolver B Commitment Percentage, as the case may be, of such Revolving Credit Loans, times (c) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Lender's Revolver A Commitment Percentage or Revolver B Commitment Percentage, as the case may be, of such Revolving Credit Loans shall become immediately available to the Administrative Agent, and the denominator of which is 360. A statement of the Administrative Agent submitted to such Lender with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Lender. If the amount of such Lender's Revolver A Commitment Percentage or Revolver B Commitment Percentage, as the case may be, of such Revolving Credit Loans is not made available to the Administrative Agent by such Lender within three (3) Business Days following such Drawdown Date, the Administrative Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date. If any interest is paid by the Borrower as described above for any period with respect to any amount funded by the Administrative Agent pursuant to this Section 2.10.2, the Borrower shall not be required to pay interest on such amount pursuant to Section 2.7 to any other Lender in respect of such period.

     2.11. Optional Currency.

          2.11.1. Request for Optional Currencies. Subject to the limitations set forth in Section 2.1, the Borrower may, upon at least three (3) Business Days' notice to the Administrative Agent (an "Optional Currency Notice"), request that one or more Revolving Credit A Loans be made as Eurocurrency Rate Loans in an Optional Currency, provided that any Revolving Credit Loan proposed to be made under this Section 2.11.1 shall be in an amount not less than the applicable Optional Currency's equivalent of $1,000,000 or an integral multiple of $1,000,000 in excess thereof and provided, further, the aggregate amount of outstanding Revolving Credit A Loans denominated in Optional Currencies shall not exceed the Dollar Equivalent of $250,000,000 at any time (except to the extent the aggregate amount of such outstanding Revolving Credit A Loans denominated in an Optional Currency exceeds the Dollar Equivalent of $250,000,000 after such Revolving Credit A Loans were made as a result of fluctuations in respective conversion rates, in which case the aggregate amount of such Revolving Credit A Loans denominated in Optional Currencies shall not exceed the Dollar Equivalent of $250,000,000 by more than five percent (5%)). Each Optional Currency Notice requesting a Revolving Credit A Loan in an Optional Currency shall be by telephone, telex, telecopy or cable (in each case confirmed in writing by the
     Borrower), specifying (a) the Dollar Equivalent of the amount of the Revolving Credit A Loan to be made, (b) the Optional Currency in which such Revolving Credit A Loan is to be made; (c) the requested date of the proposed Borrowing, (d) the initial Interest Period for the Revolving Credit A Loan to be borrowed, and (e) the Borrower's account to which payment of the proceeds of such Revolving Credit A Loan is to be made. If any Lender, on or prior to the second Business Day preceding the first day of any Interest Period for which an Optional Currency Notice has been delivered requesting a Revolving Credit A Loan in an Optional Currency or on any funding date, determines (which determination shall be conclusive) that the Optional Currency is not an Eligible Optional Currency, then such Lender shall so notify the Administrative Agent, which notification shall be given immediately by the Administrative Agent to the Borrower, and such Lender's portion of the requested Revolving Credit A Loan shall, notwithstanding any contrary election by the Borrower or any other provisions hereof, be denominated in Dollars as a Base Rate Loan unless the Borrower, two (2) Business Days prior to the commencement of the Interest Period and pursuant to the terms of Section 2.9.1, elects to have such Revolving Credit A Loan denominated in Dollars as a Eurocurrency Rate Loan. In the event that the Borrower repays such portion of a Revolving Credit A Loan denominated in Dollars as a Base Rate Loan or a Eurocurrency Rate Loan, as the case may be, in accordance with Section 3 and such repayment results in Revolving Credit A Loans outstanding that are not pro rata in accordance with the Revolver A Commitment Percentages, then all subsequent principal repayments denominated in the Optional Currency which the applicable Lender did not advance shall be made by the Borrower to the Administrative Agent for the respective accounts of the Lenders other than such Lender on a pro rata basis until such times as the Revolving Credit A Loans are outstanding on a pro rata basis. Subject to the foregoing and to the satisfaction of the terms and conditions of Sections 11 and 12, each Revolving Credit A Loan requested to be made in an Optional Currency will be made on the date specified therefor in the Optional Currency Notice and, upon being so made, will have the Interest Period requested in the Optional Currency Notice.

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


          2.11.2. Denominations. In the event that any portion of the funds available under the terms of this Credit Agreement is denominated in an Optional Currency, the Dollar Equivalent of such portion of the funds shall be calculated pursuant to the definition of "Dollar Equivalent". The amount so determined shall then be added to the amount already outstanding in Dollars for the purpose of determining the remaining availability of funds under Sections 2.1 and 2.11.1 and any required repayments under Section 2.11.3.

          2.11.3. Repayment. If at any time prior to the Revolving Credit Loan A Maturity Date, the Dollar Equivalent of the aggregate principal amount outstanding of all Revolving Credit Loans denominated in Optional Currencies shall exceed $250,000,000 at any time by more than five percent (5%) as a result of fluctuations in respective conversion rates, the Borrower shall pay or cause to be paid immediately, upon demand made by the Administrative Agent, such amounts as are sufficient to eliminate such excess and to reduce the aggregate principal amount outstanding of such Revolving Credit A Loans denominated in Optional Currencies to the Dollar Equivalent of $250,000,000. Nothing set forth in this Section 2.11.3 shall be construed to require the Administrative Agent to calculate daily compliance under this Section 2.11.3 unless expressly requested to do so by a Lender.

          2.11.4. Funding. Each Lender may make any Eurocurrency Rate Loan denominated in an Optional Currency by causing any of its domestic or foreign branches or foreign affiliates to make such Eurocurrency Rate Loan (whether or not such branch or affiliate is named as a lending office on the signature pages hereof); provided that in such event the obligation of the Borrower to repay such Eurocurrency Rate Loan shall nevertheless be to such Lender and shall, for all purposes of this Credit Agreement (including without limitation for purposes of the definition of "Required Lenders") be deemed made by such Lender, to the extent of such Eurocurrency Rate Loan, for the account of such branch or affiliate.

     2.12. Extension of Revolving Credit Loan B Maturity Date. The Total Revolver B Commitment shall terminate and all Revolving Credit B Loans shall become finally due and payable on the Revolving Credit Loan B Maturity Date, provided, however, that such Total Revolver B Commitment and Revolving Credit Loan B Maturity Date may be extended for one successive period of not more than 364 days, as provided in this Section 2.12 and at each Lender's sole discretion, upon the written request of the Borrower. A written request, if any, for the extension of the then current Revolving Credit Loan B Maturity Date shall be given by the Borrower to the Administrative Agent and the Lenders not more than forty five (45) days prior to the Extension Date and not less than ten (10) days prior to the Extension Date. Except as expressly provided in this Section 2.12, no extension of the then current Revolving Credit Loan B Maturity Date pursuant to this Section 2.12 shall be effective unless all of the Lenders shall have approved such extension by written notice to the Administrative Agent. If, on the Extension Date, all of the Lenders consent to such extension by written notice to the Administrative Agent (which notice shall not be effective until the Extension Date), the Revolving Credit Loan B Maturity

Date automatically shall be extended to that date which is 364 days later than the then current Revolving Credit Loan B Maturity Date. If any Lender (a "Declining Lender") shall have objected to such requested extension by written notice to the Administrative Agent (which notice shall not be effective until a date which is not more than thirty (30) days prior to the then current Revolving Credit Loan Maturity Date) or shall not have delivered the written notice to the Administrative Agent consenting to such requested extension, then the Borrower may on or prior to ten (10) days prior to such Extension Date, replace such Lender in accordance with the provisions of Section 2.13 hereof with a New Lender (as defined in Section 2.13) which consents to the requested extension of the Revolving Credit Loan B Maturity Date, in which case the New Lender shall become a Lender party hereto effective no later than such Extension Date, and the Total Revolver B Commitment and the Revolving Credit Loan B Maturity Date automatically shall be extended to that date which is 364 days later than the then current Revolving Credit Loan B Maturity Date. In the event that the Borrower is unable to obtain such a New Lender, no later than ten (10) days prior to the Extension Date the Borrower may deliver to the Administrative Agent a written request that each Lender other than the Declining Lender (collectively, the "Remaining Lenders") agree to such requested extension, to the reduction of the Total Revolver B Commitment to reflect the elimination of the Declining Lender's Revolver B Commitment and to the recalculation of the Remaining Lenders' Revolver B Commitment Percentages to reflect such elimination of the Declining Lender. Upon receipt of such a request, the Administrative Agent shall promptly deliver to the Remaining Lenders a written notice stating the proposed reduced Total Revolver B Commitment and each Remaining Lender's proposed recalculated Revolver B Commitment Percentage. No later than the Extension Date, each Remaining Lender shall give written notice to the Borrower and the Administrative Agent accepting or rejecting such proposed reduced Total Revolver B Commitment and recalculated Revolver B Commitment Percentages. In the event that all of the Remaining Lenders so consent, the Total Revolver B Commitment and the Revolving Credit Loan B Maturity Date automatically shall, on the Extension Date (and not prior to such date) be extended to that date which is 364 days later than the then current Revolving Credit Loan B Maturity Date, the Total Revolver B Commitment shall be reduced by the amount of each Declining Lender's Revolver B Commitment, all amounts payable hereunder to each Declining Lender shall be paid in full, the Revolver B Commitment of each Declining Lender shall be eliminated and each Remaining Lender's Revolving B Commitment Percentage shall be recalculated as provided in this Section 2.13, in each case effective as of such Extension Date. In the event that the Borrower fails to obtain a New Lender or any Remaining Lender fails to so consent, no extension of the Total Revolver B Commitment and no extension of the then current Revolving Credit Loan B Maturity Date, and no adjustments to the Total Revolver B Commitment or Revolver B Commitment Percentages, shall occur.

     2.13. Replacement of Lenders. To the extent there exists any Declining Lender pursuant to Section 2.12 hereof, the Borrower may request that the Remaining Lenders acquire all, but not less than all, of the Declining Lender's Revolver B Commitment or may designate a replacement bank or banks, which must be an Eligible Assignee and which also must be reasonably acceptable to the Administrative Agent, to acquire and assume all or any portion of the outstanding Revolving Credit B Loans and Revolver B

Commitment of the Declining Lender (the "New Lender"). If the Borrower so requests the Remaining Lenders to acquire all or a portion of the Declining Lender's Revolver B Commitment, the Remaining Lenders may elect in their sole discretion to acquire all or any portion of the Declining Lender's outstanding Revolving Credit B Loans and to assume all or any portion of the Declining Lender's Revolver B Commitment. In addition, the New Lender may acquire and assume that portion of the outstanding Revolving Credit B Loans and Revolver B Commitments of the Declining Lender not otherwise acquired or assumed by the Remaining Lenders (provided, the Borrower shall have no obligation to offer any portion of the outstanding Revolving Credit B Loans and Revolver B Commitments of the Declining Lender to the Remaining Lenders prior to making any offer to a New Lender). The provisions of Section 15 hereof shall apply to all reallocations pursuant to this Section 2.13, and the Declining Lender and any Remaining Lenders and/or New Lenders which are to acquire the Revolving Credit B Loans and Revolver B Commitment of the Declining Lender shall execute and deliver to the Administrative Agent, in accordance with the provisions of
Section 15 hereof, such Assignments and Acceptances and other instruments, including, without limitation, the Revolving Credit B Notes, as are required pursuant to Section 15 hereof to give effect to such reallocations. On the effective date of the applicable Assignment and Acceptance, the Borrower shall pay to the Declining Lender all interest accrued on its Revolving Credit B Loans up to but excluding such date, along with any fees payable to such Declining Lender hereunder up to but excluding such date.

                   3. REPAYMENT OF THE REVOLVING CREDIT LOANS.

     3.1. Maturity.

          3.1.1. Revolving Credit A Loans. The Borrower promises to pay on the Revolving Credit Loan A Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan A Maturity Date, all of the Revolving Credit A Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

          3.1.2. Revolving Credit B Loans. The Borrower promises to pay on the Revolving Credit Loan B Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan B Maturity Date, all of the Revolving Credit B Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

          3.1.3. Swingline Loans. The Borrower promises to pay to the Administrative Agent for the account of each Swingline Lender and each other Lender which has made a Swingline Loan the outstanding principal amount of each Swingline Loan made to the Borrower on the earlier of the maturity date specified in Section 2.5.3 hereof (which maturity shall be no later than the earlier to occur of the dates specified in subparagraphs (a)
     - (c) of Section 2.5.3) and the Revolving Credit Loan A Maturity Date.

          3.1.4. Competitive Bid Loans. The Borrower promises to pay the outstanding balance of each Competitive Bid Loan (together with any and all accrued and unpaid interest thereon) on the last day of the Interest Period applicable to such Competitive Bid Loan and on the Revolving Credit Loan A Maturity Date.

     3.2. Mandatory Repayments of Revolving Credit Loans.

          3.2.1. Revolving Credit A Loans. If at any time the Total Facility A Usage exceeds the Total Revolver A Commitment at such time, then the Borrower shall immediately pay the amount of such excess to the Administrative Agent for the respective accounts of the Lenders for application: first, to any Swingline Loans; second, to any Unpaid Reimbursement Obligations; third, to the Revolving Credit A Loans; fourth, to the Competitive Bid Loans; and fifth, to provide to the Administrative Agent cash collateral for Reimbursement Obligations as contemplated by
     Section 4.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit A Loans shall be allocated among the Lenders, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Lender's Revolving Credit A Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. Each payment of Competitive Bid Loans shall be made, in proportion, as nearly as practicable, to the unpaid principal amount of each Lender's Competitive Bid Note.

          3.2.2. Revolving Credit B Loans. If at any time the sum of the outstanding amount of the Revolving Credit B Loans exceeds the Total Revolver B Commitment at such time, then the Borrower shall immediately pay the amount of such excess to the Administrative Agent for the respective accounts of the Lenders for application to the Revolving Credit B Loans. Each prepayment of Revolving Credit B Loans shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Lender's Revolving Credit B Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

     3.3. Optional Repayments of Revolving Credit Loans and Swingline Loans. The Borrower shall have the right, at its election, to repay the outstanding amount of the Revolving Credit Loans and the Swingline Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of the outstanding amount of any Eurocurrency Rate Loans pursuant to this Section 3.3 may be made only on the last day of the Interest Period relating thereto. The Borrower shall give the Administrative Agent, no later than 11:00 a.m., Boston time, at least one (1) Business Days prior written notice of any proposed prepayment pursuant to this Section 3.3, specifying the proposed date of prepayment of Revolving Credit Loans and Swingline Loans, as the case may be, and the principal amount to be prepaid. Each such partial prepayment of (a) the Revolving Credit Loans shall be in an integral multiple of

$1,000,000 (or the Dollar Equivalent in the case of Revolving Credit A Loans denominated in an Optional Currency) and (b) the Swingline Loan shall be in an integral multiple of $100,000, in each case shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and, in the case of a Revolving Credit Loan, shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of Eurocurrency Rate Loans. Each partial prepayment shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Lender's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.


                              4. LETTERS OF CREDIT.

     4.1. Letter of Credit Commitments.

          4.1.1. Commitment to Issue Letters of Credit. Subject to the terms and conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Issuing Lender's customary form (a "Letter of Credit Application"), the Issuing Lender on behalf of the Lenders and in reliance upon the agreement of the Lenders set forth in
     Section 4.1.4 and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower one or more standby or documentary letters of credit (individually, a "Letter of Credit"), denominated in Dollars or an Optional Currency in such form as may be requested from time to time by the Borrower and agreed to by the Issuing Lender; provided, however, that, after giving effect to such request, (a) the Dollar Equivalent of the LC Exposure shall not exceed $50,000,000 at any one time and (b) the Dollar Equivalent of the sum of the Total Facility A Usage shall not exceed the Total Revolver A Commitment at such time. The parties hereto hereby acknowledge and agree that the certain letter of credit issued by JPMorgan Chase Bank with a maximum drawing amount of $5,950,020 (the "Prior Letter of Credit") shall, on the Closing Date, become a Letter of Credit hereunder and shall be subject to the conditions hereunder, provided that the parties hereto hereby agree that such Letter of Credit shall not be renewed or continued by JP Morgan Chase Bank on the expiration date thereof without the prior written consent of the Borrower and the Administrative Agent.

          4.1.2. Letter of Credit Applications. Each Letter of Credit Application shall be completed to the satisfaction of the Issuing Lender. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

          4.1.3. Terms of Letters of Credit. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (a) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (b) have an expiry date no later than the date which is fifteen (15) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, thirty (30) days) prior to the Revolving Credit Loan A Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Issuing Lender in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit (the "Uniform Customs") or, in the case of a standby Letter of Credit, either the Uniform Customs or the International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590, or any successor code of standby letter of credit practices among banks adopted by the Issuing Lender in the ordinary course of its business as a standby letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

          4.1.4. Reimbursement Obligations of Lenders. Each Lender severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Lender's Revolver A Commitment Percentage, to reimburse the Issuing Lender on demand for the amount of each draft paid by the Issuing Lender under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to
     Section 4.2 (such agreement for a Lender being called herein the "Letter of Credit Participation" of such Lender).

          4.1.5. Participations of Lenders. Each such payment made by a Lender shall be treated as the purchase by such Lender of a participating interest in the Borrower's Reimbursement Obligation under Section 4.2 in an amount equal to such payment. Each Lender shall share in accordance with its participating interest in any interest which accrues pursuant to Section 4.2.

     4.2. Reimbursement Obligation of the Borrower. In order to induce the Issuing Lender to issue, extend and renew each Letter of Credit and the Lenders to participate therein, the Borrower hereby agrees to reimburse or pay to the Administrative Agent, for the account of the Issuing Lender or (as the case may be) the Lenders, with respect to each Letter of Credit issued, extended or renewed by the Issuing Lender hereunder,

          (a) except as otherwise expressly provided in Section 4.2(b) and (c), on each date that any draft presented under such Letter of Credit is honored by the Issuing Lender, or the Issuing Lender otherwise makes a payment with respect thereto, (i) the amount paid by the Issuing Lender under or with respect to such Letter of Credit denominated in the same currency in which such draft or such payment was denominated, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Issuing Lender, the Administrative Agent or any Lender in connection with any payment made by the Issuing Lender or any Lender under, or with respect to, such Letter of Credit, denominated in the same currency in which such costs and expenses were denominated,

          (b) upon the reduction (but not termination) of the Total Revolver A Commitment to an amount less than the Dollar Equivalent of the Maximum
     Drawing Amount, the Dollar Equivalent of an amount equal to such difference, which amount shall be held by the Administrative Agent for the benefit of the Lenders and the Issuing Lender as cash collateral for all Reimbursement Obligations, and

          (c) upon the termination of the Total Revolver A Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with Section 13.1, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Administrative Agent for the benefit of the Lenders, the Administrative Agent and the Issuing Lender as cash collateral for all Reimbursement Obligations.

Each such payment shall be made to the Administrative Agent at the Administrative Agent's Office in Same Day Funds. Interest on any and all amounts remaining unpaid by the Borrower under this Section 4.2 at any time from the date such amounts become due and payable (whether as stated in this Section 4.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Administrative Agent on demand at the Base Rate.

     4.3. Letter of Credit Payments. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Issuing Lender shall notify the Administrative Agent and the Borrower of the date, amount and currency of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrower fails to reimburse the Issuing Lender as provided in Section 4.2 on or before the date that such draft is paid or other payment is made by the Issuing Lender, the Issuing Lender may at any time thereafter notify the Administrative Agent and the other Lenders of the amount and currency of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Lender shall make available to the Administrative Agent, for the benefit of the Issuing Lender, at the Administrative Agent's Office, in Same Day Funds, such Lender's Revolver A Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (a) the average, computed for the period referred to in clause (c) below, of the Overnight Rate for each day included in such period, times (b) the amount equal to such Lender's Revolver A Commitment Percentage of such Unpaid Reimbursement Obligation, times (c) a fraction, the numerator of which is the number of days that elapse from and including the date the Issuing Lender paid the draft presented for honor or otherwise made payment to the date on which such Lender's Revolver A Commitment Percentage of such Unpaid Reimbursement Obligation shall become immediately available to the Issuing Lender, and the denominator of which is 360. The responsibility of the Issuing Lender to the Borrower and the Lenders shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

     4.4. Obligations Absolute. The Borrower's obligations under this Section 4 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Lender, the Administrative Agent, any Lender or any beneficiary of a Letter of Credit. The Borrower further agrees with the Issuing Lender, the Administrative Agent and the Lenders that the Issuing Lender, the Administrative Agent and the Lenders shall not be responsible for, and the Borrower's Reimbursement Obligations under
Section 4.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Issuing Lender, the Administrative Agent and the Lenders shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Issuing Lender, the Administrative Agent or any Lender under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith and without gross negligence and willful misconduct, shall be binding upon the Borrower and shall not result in any liability on the part of the Issuing Lender, the Administrative Agent or any Lender to the Borrower.

     4.5. Reliance by Issuer. To the extent not inconsistent with Section 4.4, the Issuing Lender shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Issuing Lender. The Issuing Lender shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Issuing Lender shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and all future holders of the Revolving Credit A Notes or of a Letter of Credit Participation.

     4.6. Letter of Credit Fee. The Borrower shall, on the first day of each calendar quarter for the immediately preceding calendar quarter pay a fee (in each case, a "Letter of Credit Fee") to the Administrative Agent in respect of each Letter of Credit (a) an amount equal to the Applicable Margin per annum with respect to Eurocurrency Rate A Loans of the face amount of such standby Letter of Credit (the "Issuing Fee"), which

Issuing Fee shall be for the accounts of the Lenders in accordance with their respective Revolver A Commitment Percentages and (b) an amount equal to 0.10% per annum of the face amount of such Letter of Credit (the "Fronting Fee"), which Fronting Fee shall be for the account of the Issuing Lender. In respect of each Letter of Credit, the Borrower shall also pay to the Issuing Lender for the Issuing Lender's own account, at such other time or times as such charges are customarily made by the Issuing Lender, the Issuing Lender's reasonable and customary issuance, amendment, negotiation or document examination and other administrative fees as in effect from time to time.


                         5. CERTAIN GENERAL PROVISIONS.

     5.1. Closing Fee. The Borrower agrees to pay to the Administrative Agent on the Closing Date a closing fee (the "Closing Fee") in the amount and at the times specified in the Fee Letter.



     5.2. Administrative Agent's Fee. The Borrower shall pay to the Administrative Agent, for the Administrative Agent's own account, an Administrative Agent's fee (the "Administrative Agent's Fee") in the amount and at the time specified in the Fee Letter.

     5.3. Funds for Payments.

          5.3.1. Payments to Administrative Agent. All payments of principal and interest on Revolving Credit Loans denominated in Dollars, Reimbursement Obligations denominated in Dollars, Fees and any other amounts due hereunder or under any of the other Loan Documents which are not payable in an Optional Currency shall be made on the due date thereof to the Administrative Agent in Dollars, for the respective accounts of the Lenders and the Administrative Agent, at the Administrative Agent's Office or at such other place that the Administrative Agent may from time to time designate, in each case at or about 1:00 p.m. (Boston, Massachusetts, time or other local time at the place of payment) and Same Day Funds. All payments of principal and interest on Revolving Credit A Loans denominated in an Optional Currency, Reimbursement Obligations denominated in an Optional Currency and any other amounts due hereunder or under any of the other Loan Documents which are payable in an Optional Currency shall be made by the Borrower to the Administrative Agent in the applicable Optional Currency, at the Administrative Agent's Office or at such other place that the Administrative Agent may from time to time designate, in each case on or about 1:00 p.m. (London time or other local time at the place of payment) and in Same Day Funds. Each payment in respect of any Revolving Credit A Loan or Reimbursement Obligation made by the Borrower shall be made in the same currency in which such Revolving Credit A Loan and/or Reimbursement Obligation was made unless otherwise agreed by the Lenders.

          5.3.2. No Offset, etc. All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without recoupment, setoff or counterclaim and free and clear of and without deduction for any Indemnified Taxes or Other Taxes unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Administrative Agent, for the account of the Lenders or (as the case may
     be) the Administrative Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Lenders or the Administrative Agent to receive the same net amount which the Lenders or the Administrative Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document. In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. The Borrower shall indemnify the Administrative Agent and each Lender, within thirty
     (30) days after written demand therefor (which demand shall be accompanied by the certificate and/or other valid vouchers referred to above), for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 5.3.2) paid by the Administrative Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or by the Administrative Agent on its own behalf or on behalf of a Lender shall be conclusive absent manifest error.

          5.3.3. Non-U.S. Lenders. Each Lender and the Administrative Agent that is not a U.S. Person as defined in Section 7701(a)(30) of the Code for federal income tax purposes (a "Non-U.S. Lender") hereby agrees that, if and to the extent it is legally able to do so, it shall, prior to the date of the first payment by the Borrower hereunder to be made to such Lender or the Administrative Agent or for such Lender's or the Administrative Agent's account, deliver to the Borrower and the Administrative Agent, as applicable, such certificates, documents or other evidence, as and when required by the Code or Treasury Regulations issued pursuant thereto, including (a) in the case of a Non-U.S. Lender that is a "bank" for purposes of Section 881(c)(3)(A) of the Code, two (2) duly completed copies of Internal Revenue Service Form W-8BEN or Form W-8ECI and any other certificate or statement of exemption required by Treasury Regulations, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Lender or the Administrative Agent establishing that with respect to payments of principal, interest or fees hereunder it is (i) not subject to United States federal withholding tax under the Code because such payment is effectively connected with the conduct by such Lender or Administrative Agent of a trade or business in the United States or (ii) totally exempt or partially exempt from United States federal withholding tax under a provision of an applicable tax treaty and (b) in the case of a Non-U.S. Lender that is not a "bank" for purposes of Section 881(c)(3)(A) of the
     Code, a certificate in form and substance reasonably satisfactory to the Administrative Agent and the Borrower and to the effect that (i) such Non-U.S. Lender is not a "bank" for purposes of Section 881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from any tax, securities law or other legal requirements, (ii) is not a ten (10) percent shareholder for purposes of Section 881(c)(3)(B) of the Code and (iii) is not a controlled foreign corporation receiving interest from a related person for purposes of Section 881(c)(3)(C) of the Code, together with a properly completed Internal Revenue Service Form W-8 or W-9, as applicable (or successor forms). Each Lender or the Administrative Agent agrees that it shall, promptly upon a change of its lending office or the selection of any additional lending office, to the extent the forms previously delivered by it pursuant to this section are no longer effective, and promptly upon the Borrower's or the Administrative Agent's reasonable request after the occurrence of any other event (including the passage of time) requiring the delivery of a Form W-8BEN, Form W-8ECI, Form W-8 or W-9 in addition to or in replacement of the forms previously delivered, deliver to the Borrower and the Administrative Agent, as applicable, if and to the extent it is properly entitled to do so, a properly completed and executed Form W-8BEN, Form W-8ECI, Form W-8 or W-9, as applicable (or any successor forms thereto). The Borrower shall not be required to pay any additional amounts to any Non-U.S. Lender in respect of United States federal withholding tax pursuant to Section 5.3.2 above to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Lender to comply with the provisions of this Section 5.3.3; provided, however, that the foregoing shall not relieve the Borrower of its obligation to pay additional amounts pursuant to Section 5.3.2 in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in interpretation, administration or application thereof, a Non-US Lender that was previously entitled to receive all payments under this Credit Agreement and the Notes without deduction or withholding of any United States federal income taxes is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding.

     5.4. Computations. All computations of interest on the Base Rate Loans shall be based on a 365-day year (or 366 day year in the case of a leap year) and paid for the actual number of days elapsed, and all computations of interest on Loans other than Base Rate Loans and of Fees shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurocurrency Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a

Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension.

     5.5. Inability to Determine Eurocurrency Rate. In the event, prior to the commencement of any Interest Period relating to any Eurocurrency Rate Loan, the Administrative Agent shall determine or be notified by the Required Lenders that
(a) adequate and reasonable methods do not exist for ascertaining the Eurocurrency Rate that would otherwise determine the rate of interest to be applicable to any Eurocurrency Rate Loan during any Interest Period or deposits in the relevant Optional Currency in the relevant Interest Period are not available to the Administrative Agent or (b) the Eurocurrency Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to the Lenders of making or maintaining their Eurocurrency Rate Loans during such period, the Administrative Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Lenders) to the Borrower and the Lenders. In such event (i) any Loan Request, Optional Currency Notice or Conversion Request with respect to Eurocurrency Rate Loans shall be automatically withdrawn and, in the case of Revolving Credit Loans denominated in Dollars, shall be deemed a request for Base Rate Loans and, in the case of any Eurocurrency Rate Loan denominated in an Optional Currency, shall be withdrawn, (ii) each Eurocurrency Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, if denominated in Dollars become a Base Rate Loan and, if denominated in an Optional Currency, be repaid, and (iii) the obligations of the Lenders to make Eurocurrency Rate Loans shall be suspended until the Administrative Agent or the Required Lenders determine that the circumstances giving rise to such suspension no longer exist, whereupon the Administrative Agent or, as the case may be, the Administrative Agent upon the instruction of the Required Lenders, shall so notify the Borrower and the Lenders.

     5.6. Illegality. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurocurrency Rate Loans or perform its obligations in respect of any
Eurocurrency Rate Loans, such Lender shall forthwith give notice of such circumstances to the Borrower and the other Lenders and thereupon (a) the commitment of such Lender to make Eurocurrency Rate Loans or convert Base Rate Loans to Eurocurrency Rate Loans shall forthwith be suspended and (b) such Lender's Revolving Credit Loans then outstanding as Eurocurrency Rate Loans denominated in Dollars, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurocurrency Rate Loans or within such earlier period as may be required by law and the Eurocurrency Rate Loans then outstanding and denominated in an Optional
Currency, if any, shall be repaid on the last day of each Interest Period applicable to such Eurocurrency Rate Loans or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay the Administrative Agent for the account of such Lender, upon demand by such Lender, any additional amounts necessary to compensate such Lender for any costs incurred by such Lender in making any conversion in accordance with this Section 5.6, including any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its Eurocurrency Rate Loans hereunder. Each Lender requesting any amounts under this Section 5.6 agrees to provide to the Borrower a written notice as to the additional amounts owed to such Lender, which notice shall contain a brief description of the circumstances and the calculations for such amounts, which circumstances shall be reasonable. In addition, each Lender agrees that it shall apply this provision to its customers in good faith and on the same basis to each of its customers.

     5.7. Additional Costs, etc. If any Change in Law shall:


          (a) subject any Lender or the Administrative Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Lender's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Lender or the Administrative Agent), or

          (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender or the Administrative Agent under this Credit Agreement or any of the other Loan Documents, or

          (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Lender, or

          (d) impose on any Lender or the Administrative Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Lender's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Lender's Commitment forms a part, and the result of any of the foregoing is

               (i) to increase the cost to any Lender of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Lender's Commitment or any Letter of Credit, or

               (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Lender or the Administrative Agent hereunder on account of such Lender's Commitment, any Letter of Credit or any of the Loans, or

               (iii) to require such Lender or the Administrative Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Administrative Agent from the Borrower hereunder,

          (e) impose on any Lender or the Administrative Agent any Mandatory Costs with respect to this Credit Agreement, the other Loan Documents, such Lender's Commitment or the Loans,

then, and in each such case, the Borrower will, upon demand made by such Lender or (as the case may be) the Administrative Agent and receipt of a certificate detailing such additional costs at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender or the Administrative Agent, within ten (10) Business Days of receipt of such demand and certificate, such additional amounts as will be sufficient to compensate such Lender or the Administrative Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum (other than loss of anticipated profits), provided that the Borrower shall not be liable to any Lender or the Administrative Agent for costs incurred more than sixty (60) days prior to receipt by the Borrower of such demand for payment from such Lender or, as the case may be, the Administrative Agent, unless such costs were incurred prior to such sixty (60) day period as a result of such present or future applicable law being retroactive to a date which occurred prior to such sixty
(60) day period and such Lender or, as the case may be, the Administrative Agent, has given notice to the Borrower of the effectiveness of such law within sixty (60) days after the effective date thereof. In addition, notwithstanding the foregoing provisions of this Section 5.7, a Lender shall not be entitled to compensation pursuant to this Section 5.7 in respect of any Competitive Bid Loan if the Change in Law that would otherwise entitle it to such compensation shall have been publicly announced prior to the submission of the Competitive Bid pursuant to which such Competitive Bid Loan was made.

     5.8. Capital Adequacy. If after the date hereof any Lender or the Administrative Agent determines that (a) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a Governmental Authority with appropriate jurisdiction, or (b) compliance by such Lender or the Administrative Agent or any corporation controlling such Lender or the Administrative Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Lender's or the Administrative Agent's commitment with respect to any Loans to a level below that which such Lender or the Administrative Agent could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or the Administrative Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Lender or (as the case may be) the Administrative Agent to be material, then such Lender or the Administrative Agent may notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrower and such Lender shall thereafter attempt to negotiate in good faith, within thirty (30) days of the day on which the Borrower receives such notice, an adjustment payable hereunder that will adequately compensate such Lender in light of

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


these circumstances. If the Borrower and such Lender are unable to agree to such adjustment within thirty (30) days of the date on which the Borrower receives such notice, then commencing on the date of such notice (but not earlier than the effective date of any such increased capital requirement), the fees payable hereunder shall increase by an amount that will, in such Lender's reasonable determination, provide adequate compensation. Each Lender shall allocate such cost increases among its customers in good faith and on an equitable basis.

     5.9. Certificate. A certificate setting forth any additional amounts payable pursuant to Sections 5.7 or 5.8 and a brief explanation of the amounts, together with the calculations of the basis for such amounts which are due (which basis shall be reasonable), submitted by any Lender or the Administrative Agent to the Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing.

     5.10. Indemnity. In the event of (a) the payment of any principal of any Eurocurrency Rate Loan or Competitive Bid Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default); (b) the conversion of any Eurocurrency Rate Loan or Competitive Bid Loan other than on the last day of an Interest Period applicable thereto; (c) the failure to borrow, convert, continue or prepay any Revolving Credit Loan or Competitive Bid Loan on the date specified in any notice delivered pursuant hereto; (d) the failure to borrow any Competitive Bid Loan after accepting the Competitive Bid to make such Competitive Bid Loan; or (e) the assignment of any Eurocurrency Rate Loan or Competitive Bid Loan pursuant to a request by the Borrower pursuant to Sections 2.12 and/or 5.12 hereof other than on the last day of the Interest Period applicable thereto, then, in any such event, the Borrower shall compensate each Lender for the loss, and any reasonable cost or expense, attributable to such event. In the case of a Eurocurrency Rate Loan, the loss to any Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of (i) the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Eurocurrency Rate Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Eurocurrency Rate Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Eurocurrency Rate for such Interest Period, over (ii) the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an affiliate of such Lender) for deposits in the relevant currency from other banks in the relevant eurocurrency market at the commencement of such period. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 5.10 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay the Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

     5.11. Interest After Default. During the continuance of a Default or an Event of Default, principal and (to the extent permitted by applicable law) interest on the Loans

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


and all other amounts payable hereunder or under any of the Loan Documents shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived by the Required Lenders pursuant to
Section 16.12, bear interest at a rate per annum equal to two percent (2%) above the rate of interest then applicable thereto.

     5.12.Mitigation; Replacement of Lenders.

          5.12.1.  Mitigation. If any Lender requests compensation under Section
     5.7 or if the Borrower is required to pay an additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.3.2, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of the Lender, such designation or assignment (a) would eliminate or reduce amounts payable pursuant to Section 5.7 or Section 5.3.2, as the case may be, in the future and (b) would not subject such Lender to any unreimbursed costs or expenses and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          5.12.2.  Replacement of Lender.  If any Lender (an "Affected  Lender")
     (a) makes demand upon the Borrower for (or if the Borrower is otherwise required to pay) amounts pursuant to Sections 5.7 or 5.8, (b) is unable to make or maintain Eurocurrency Rate Loans as a result of a condition described in Section 5.6 or (c) defaults in its obligation to make Revolving Credit Loans in accordance with the terms of this Credit Agreement or purchase any Letter of Credit Participation, the Borrower may, so long as no Default or Event of Default has occurred and is then continuing, within one hundred eighty (180) days of receipt of such demand, notice (or the occurrence of such other event causing the Borrower to be required to pay such compensation or causing Section 5.6 to be applicable), or default, as the case may be, by notice (a "Replacement Notice") in writing to the Administrative Agent and such Affected Lender (i) request the Affected Lender to cooperate with the Borrower in obtaining a replacement Lender satisfactory to the Administrative Agent and the Borrower (the "Replacement Lender"); (ii) request the non-Affected Lenders to acquire and assume all of the Affected Lender's Revolving Credit Loans and Commitment as provided herein, but none of such Lenders shall be under an obligation to do so; or (iii) designate a Replacement Lender approved by the Administrative Agent, such approval not to be unreasonably withheld or delayed. If any satisfactory Replacement Lender shall be obtained, and/or if any one or more of the non-Affected Lenders shall agree to acquire and assume all of the Affected Lender's Revolving Credit Loans and Commitment, then such Affected Lender shall assign, in accordance with Section 15, all of its Commitment, Revolving Credit Loans, Letter of Credit Participations, Revolving Credit Notes and other rights and obligations under this Credit Agreement and all other Loan Documents to such Replacement Lender or non-Affected Lenders, as the case may be, in exchange for payment of the principal amount so assigned and all interest and fees accrued on the amount so assigned, plus all other Obligations then due and payable to the Affected Lender; provided, however, that (A) such assignment shall be without recourse, representation or warranty and shall be made pursuant to the terms and conditions of Section 15 hereof and pursuant to an assignment agreement in substantially the form of Exhibit E hereto, and (B) prior to any such assignment, the Borrower shall have paid to such Affected Lender all amounts properly demanded and unreimbursed under Sections 5.7 and 5.8. Upon the effective date of such assignment, the Borrower shall issue replacement Revolving Credit A Notes and Revolving Credit B Notes, as the case may be, to such Replacement Lender and/or non-Affected Lenders, as the case may be, and such institution shall become a "Lender" for all purposes under this Credit Agreement and the other Loan Documents.

     5.13. Currency Matters.

     Dollars are the currency of account and payment for each and every sum at any time due from the Borrower hereunder; provided that:

          (a) except as expressly provided in this Credit Agreement, each repayment of a Revolving Credit A Loan, Reimbursement Obligation or a part thereof shall be made in the currency in which such Revolving Credit A Loan or Reimbursement Obligation, as the case may be, is denominated at the time of that repayment;

          (b) each payment of interest shall be made in the currency in which such principal or other sum in respect of which such interest is payable, is denominated;

          (c) each payment of any Fees shall be in Dollars;

          (d) each payment in respect of costs, expenses and indemnities shall be made in the currency in which the same were incurred; and

          (e) any amount expressed to be payable in an Optional Currency shall be paid in such Optional Currency.

     No payment to the Administrative Agent or any Lender (whether under any judgment or court order or otherwise) shall discharge the obligation or liability in respect of which it was made unless and until the Administrative Agent or such Lender shall have received payment in full in the currency in which such obligation or liability was incurred, and to the extent that the amount of any such payment shall, on actual conversion into such currency, fall short of such obligation or liability actual or contingent expressed in that currency, the Borrower agrees to indemnify and hold harmless the Administrative Agent or such Lender, as the case may be, with respect to the amount of the shortfall, with such indemnity surviving the termination of this Credit Agreement and any legal proceeding, judgment or court order pursuant to which the original payment was made which resulted in the shortfall. To the extent the

Administrative Agent or any Lender receives payment of any Obligation in a currency other than the currency required to be paid hereunder, each of the Administrative Agent and such Lender shall take all reasonable action to convert such currency into the currency in which the underlying liability was incurred, at the Administrative Agent's or such Lender's spot rate of exchange, within one
(1) Business Day after receipt of payment by the Borrower , provided, if reasonable methods and/or markets do not exist for making such exchange, then the Administrative Agent or such Lender, as the case may be, will make such exchange within one (1) Business Day of the date on which making such exchange is, in the Administrative Agent's or such Lender's reasonable determination, commercially possible, and, provided further, nothing contained herein shall in any manner limit the Borrower's obligations to pay all Obligations in the currency required under this Credit Agreement, nor shall it be construed as the Administrative Agent's or any Lender's consent to the Borrower paying any Obligation in any currency other than as set forth in subparagraphs (a) - (e) above.

     5.14. Lending Office. Each Revolving Credit A Loan made by any Lender in an Optional Currency, and each payment by the Borrower in respect thereof, shall be made by, or, as the case may be, for the account of, such applicable lending office of the Administrative Agent as the Administrative Agent shall designate.

     5.15. New Currency. If, after the making of any Revolving Credit A Loan denominated in an Optional Currency or the issuance, renewal or extension of any Letter of Credit in any Optional Currency, currency control or exchange regulations are imposed in the country which issues such Optional Currency, as applicable, with the result that different types of such Optional Currency (the "New Currency") are introduced and the type of currency in which the Revolving Credit A Loan or Letter of Credit was made (the "Original Currency") no longer exists or the Borrower is not able to make payment to the Administrative Agent for the account of the Lenders or the Issuing Lender in such Original Currency, then all payments to be made by the Borrower hereunder in such currency shall be made to the Administrative Agent in such amount and such type of the New Currency as shall be equivalent to the amount of such payment otherwise due hereunder in the Original Currency, it being the intention of the parties hereto that the Borrower takes all risks of the imposition of any such currency control or exchange regulations. In addition, notwithstanding the foregoing provisions of this Section 5.15, if, after the making of any Revolving Credit A Loan in an Optional Currency or the issuance, renewal or extension of any Letter of Credit in any Optional Currency, the Borrower is not able to make payment to the Administrative Agent for the account of the Lenders or the Issuing Lender in the type of currency in which such Revolving Credit A Loan was made or, as the case may be, such Letter of Credit was issued, extended or renewed because of the imposition of any such currency control or exchange regulation, then such Revolving Credit A Loan or, as the case may be, Reimbursement Obligation in respect of such Letter of Credit shall instead be repaid when due in Dollars in a principal amount equal to the Dollar Equivalent (as of the date of repayment) of such Revolving Credit A Loan or, as the case may be, Reimbursement Obligation in respect of such Letter of Credit.

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


                                 6. GUARANTIES.

     6.1. Guaranties. The Obligations shall be guaranteed by the Guarantors pursuant to the terms of the Guaranty.

                       7. REPRESENTATIONS AND WARRANTIES.

     The Borrower represents and warrants to the Lenders and the Administrative Agent as follows:

     7.1. Corporate Authority.

          7.1.1. Incorporation; Good Standing. Each of the Borrower and its Subsidiaries (a) is a corporation (or similar business entity) duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, (b) has all requisite corporate (or the equivalent company) power to own its property and conduct its business as now conducted and as presently contemplated, and (c) is in good standing as a foreign corporation (or similar business entity) and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a Material Adverse Effect.

          7.1.2. Authorization. The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (a) are within the corporate (or the equivalent company) authority of such Person, (b) have been duly authorized by all necessary corporate (or the equivalent company) proceedings, (c) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of its Subsidiaries and (d) do not conflict with any provision of the Governing Documents of, or any material agreement or other instrument binding upon, the Borrower or any of its Subsidiaries.

          7.1.3. Enforceability. The execution and delivery of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     7.2. Governmental Approvals. The execution, delivery and performance by the Borrower and any of its Subsidiaries of this Credit Agreement and the other Loan

Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

     7.3. Title to Properties; Leases. The Borrower and its Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no Liens or other rights of others, except Permitted Liens and except for defects in title that are not reasonably expected to have a Material Adverse Effect.

     7.4. Financial Statements and Projections.

          7.4.1. Fiscal Year. The Borrower and each of its Subsidiaries has a fiscal year which is the twelve months ending on December 31 of each calendar year.

          7.4.2. Financial Statements. There has been furnished to each of the Lenders a consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date, and a consolidated statement of income of the Borrower and its Subsidiaries for the fiscal year then ended, certified by PricewaterhouseCoopers, LLP. Such balance sheet and statement of income have been prepared in accordance with GAAP and fairly present the financial condition of the Borrower as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of the Borrower or any of its Subsidiaries as of such date involving material amounts, known to the officers of the Borrower, which were not disclosed in such balance sheet and the notes related thereto.

          7.4.3. Projections. The projected annual operating budgets, balance sheets and cash flow statements of the Borrower and its Subsidiaries, on a consolidated basis, for the 2001 to 2005 fiscal years, copies of which have been delivered to each Lender, are based on good faith estimates and assumptions made as of the date such projections were prepared. To the knowledge of the Borrower and its Subsidiaries, no facts exist as of the Closing Date (and not any date thereafter) that (individually or in the aggregate) would, after giving effect to all such facts, result in any material adverse change in any of such projections which change could reasonably be expected to have a Material Adverse Effect. The projections are believed by the Borrower to be reasonable at the time made, it being recognized by the Administrative Agent and the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ materially from the projected results.

     7.5. No Material Adverse Changes, etc. Since the Balance Sheet Date there has been no event or occurrence which has had a Material Adverse Effect.

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


     7.6. Intellectual Property. The Borrower and each of its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringement that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     7.7. Litigation. Except as set forth in Schedule 7.7 hereto, there are no actions, suits or proceedings of any kind pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries before any Governmental Authority, that, (a) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected to have a Material Adverse Effect; or (b) which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

     7.8. Compliance with Other Instruments, Laws, etc. Neither the Borrower nor any of its Subsidiaries is in violation of any provision of its Governing Documents, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation having applicability to it or them, in any of the foregoing cases in a manner that could reasonably be expected to result in a Material Adverse Effect.

     7.9. Tax Status. The Borrower and its Subsidiaries has timely filed or caused to be filed all federal, state and foreign income and all other tax returns and reports required to have been filed and has paid or caused to be paid all Taxes (except Taxes which in the aggregate are not material in amounts and the failure to pay such Taxes could not reasonably be expected to have a Material Adverse Effect) required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves.

     7.10. No Event of Default. No Default or Event of Default has occurred and is continuing.

     7.11. Holding Company and Investment Company Acts. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

     7.12. ERISA. Except as described on Schedule 7.12 hereto, no ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. In addition, no liability to the PBGC

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


(other than required insurance premiums, all of which have been paid) has been incurred by the Borrower or any ERISA Affiliate with respect to any Plan and there has not been any ERISA Reportable Event (other than an ERISA Reportable Event as to which the requirement of thirty (30) days notice has been waived), or any other event or condition which presents a material risk of termination of any Plan by the PBGC.

     7.13. Use of Proceeds.

          7.13.1. Regulations U and X. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

          7.13.2. Ineligible Securities. No portion of the proceeds of any Loans is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period or within thirty (30) days thereafter, any Ineligible Securities underwritten or privately placed by a Financial Affiliate.

     7.14. Environmental Compliance. Except as set forth on Schedule 7.14 hereto, and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any Subsidiary (a) has failed to comply with any applicable Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any applicable Environmental Law; (b) has become subject to any Environmental Liability; (c) has received notice of any claim with respect to any Environmental Liability, or (d) knows of any basis for any Environmental Liability.

     7.15. Subsidiaries, etc. Schedule 7.15 sets forth as of the Closing Date a true and complete list of each Subsidiary of the Borrower, together with the jurisdiction of incorporation/formation of each such Subsidiary, and an indication as to whether such Subsidiary is a Material Worldwide Subsidiary and/or Material Domestic Subsidiary.

     7.16. Disclosure. Neither this Credit Agreement nor any of the other Loan Documents contains any untrue statement of a material fact or omits to state a material fact (known to the Borrower or any of its Subsidiaries in the case of any document or information not furnished by it or any of its Subsidiaries) necessary in order to make the statements herein or therein, taken as a whole, not misleading in any material respect, in light of the circumstances under which statements were made or such information was provided.

                            8. AFFIRMATIVE COVENANTS.

     The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has

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


any obligation to make any Loans or the Issuing Lender has any obligation to issue, extend or renew any Letters of Credit:

     8.1. Punctual Payment. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Reimbursement Obligations, the Letter of Credit Fees, the commitment fees, the Administrative Agent's fee and all other amounts provided for in this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

     8.2. Records and Accounts. The Borrower will keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP.

     8.3. Financial Statements, Certificates and Information. The Borrower will deliver to each of the Lenders:

          (a) within one hundred five (105) days after the end of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated statements to be in reasonable detail, prepared in accordance with GAAP, all certified and reported on by
     PricewaterhouseCoopers, LLP or other independent public accountants of recognized national standing, without a "going concern" or like qualification or exception as to the scope of such audit, to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

          (b) within sixty (60) days after the end of each of the first three fiscal quarters of the Borrower, copies of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flow for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with GAAP, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments);

          (c) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of the Borrower in substantially the form of Exhibit D hereto (a "Compliance Certificate") and setting forth in reasonable detail computations evidencing compliance with the covenants contained in Sections 9.1, 9.5.2, and 10 and (if applicable) reconciliations to reflect changes in GAAP since the Balance Sheet Date;

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          (d) promptly  after the filing or mailing  thereof,  copies of all S-3 registration statements (other than the exhibits thereto) and reports on Forms 10-K and 10-Q which the Borrower has filed with the Securities and Exchange Commission; and

          (f) from time to time such other financial data and information regarding the operations, business affairs and financial condition of the Borrower or any of its Subsidiaries as the Administrative Agent or any Lender may reasonably request.

     8.4. Notices.

          8.4.1. Defaults. The Borrower will promptly notify the Administrative Agent and each of the Lenders in writing of the occurrence of any Default or Event of Default, together with a reasonably detailed description thereof, and the actions the Borrower proposes to take with respect thereto.

          8.4.2. Notification of Claim against Assets. The Borrower will, immediately upon becoming aware thereof, notify the Administrative Agent and each of the Lenders in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Borrower's assets are subject if any such setoff, claim, withholding or other defense could reasonably be expected to have a Material Adverse Effect.

          8.4.3. Notice of Litigation and Judgments. The Borrower will, and will cause each of its Subsidiaries to, promptly give notice to the Administrative Agent and each of the Lenders in writing of the filing or commencement of any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Borrower or any Subsidiary thereof, that, if not cured, or, that as to which there is a reasonable possibility of an adverse determination and, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

          8.4.4. Notice of ERISA Event. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Administrative Agent and each of the Lenders in writing following the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $50,000,000.

     8.5. Legal Existence; Maintenance of Properties. The Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence, rights and franchises and, except as expressly permitted by Section 9.5 hereof, those of its Subsidiaries. It (a) will cause all of its properties and those of its Subsidiaries used

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


or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, and (b) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this Section 8.5 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of the Borrower, desirable in the conduct of its or their business and that do not in the aggregate have a Material Adverse Effect.

     8.6. Insurance. The Borrower will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent.

     8.7. Taxes. The Borrower will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, all Taxes imposed upon it and its properties, as well as all claims for labor, materials, or supplies that if unpaid might by law become a Lien or charge upon any of its property, in each case, that if not paid, is reasonably likely to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof shall currently be contested in good faith by appropriate proceedings, and (b) the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; provided however that the Borrower and each Subsidiary of the Borrower will pay all such Taxes, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any Lien that may have attached as security therefor to the extent the foreclosing of such Lien could reasonably be expected to have a Material Adverse Effect.

     8.8. Inspection of Properties and Books, etc.

          8.8.1. General. The Borrower shall permit the Lenders, through the Administrative Agent or any of the Lenders' other designated representatives, to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, to examine the books of account of the Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals and during regular business hours and, so long as no Default or Event of Default has occurred and is continuing, upon such reasonable prior notice, as the Administrative Agent or any Lender may reasonably request, provided, that the Borrower and its Subsidiaries may place reasonable limits on access to information which is proprietary or constitutes trade secrets and need not disclose any information if such disclosure would be prohibited by a confidentiality agreement entered into by the Borrower or such Subsidiary on an arm's length basis and in good faith.

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


          8.8.2. Communications with Accountants. Upon prior written notice to the Borrower and the consent of the Borrower, the Administrative Agent and, if accompanied by the Administrative Agent, the Lenders, shall be permitted to communicate directly with the Borrower's independent certified public accountants.

     8.9. Compliance with Laws, Contracts, Licenses, and Permits. The Borrower will, and will cause each of its Subsidiaries to, comply with the applicable laws, rules, regulations and orders of any Governmental Authority applicable to it or its properties, including all Environmental Laws, except where the failure to do so, individually or in the aggregate, is not reasonably likely to result in a Material Adverse Effect.

     8.10. Use of Proceeds. The Borrower will use the proceeds of the Loans and obtain Letters of Credit solely for working capital and general corporate purposes.

     8.11. New Guarantors. The Borrower will (a) notify the Administrative Agent and each of the Lenders in writing of the creation, acquisition or existence of any Material Domestic Subsidiary within one hundred twenty (120) days of its creation, acquisition or existence and (b) cause each Material Domestic Subsidiary created, acquired or otherwise existing on or after the Closing Date to, within forty five (45) days after delivering such notice required by subparagraph (a) above, become a Guarantor hereunder and shall cause such Subsidiary to execute and deliver to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, a Guaranty and certified copies of such Subsidiary's Governing Documents, together with legal opinions in form and substance satisfactory to the Administrative Agent opining as to authorization, validity and enforceability of such Guaranty.

     8.12. Further Assurances. The Borrower will, and will cause each of its Domestic Subsidiaries to, cooperate with the Lenders and the Administrative Agent and execute such further instruments and documents as the Administrative Agent shall reasonably request to carry out the transactions contemplated by this Credit Agreement and the other Loan Documents.

                         9. CERTAIN NEGATIVE COVENANTS.

     The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Issuing Lender has any obligations to issue, extend or renew any Letters of Credit:

     9.1. Restrictions on Indebtedness: The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than, so long as no Default or Event of Default has occurred and is continuing or would exist as a result thereof:

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


          (a) Indebtedness to the Lenders and the Administrative Agent arising under any of the Loan Documents;

          (b) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

          (c) Indebtedness in respect of the Permitted Receivables Financing ;

          (d) Indebtedness existing on the date hereof and listed and described on Schedule 9.1 hereto and any extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (together with any premium paid thereon and reasonable costs and expenses incurred with respect thereto);

          (e) Indebtedness of a Subsidiary of the Borrower (other than the Permitted Receivables Vehicle) to the Borrower or any other Subsidiary and Indebtedness of the Borrower to any Subsidiary;

          (f)  the  Subordinated  Debt,  including,   without  limitation,   the
     Indebtedness of any Permitted Receivables Vehicle to the Borrower consisting of the deferred purchase price of such receivables sold pursuant to the Permitted Receivables Financing and evidenced by a deferred purchase price promissory note from such Permitted Receivables Vehicle to the Borrower;

          (g) unsecured Indebtedness of the Subsidiaries of the Borrower which is not otherwise permitted hereunder, provided the aggregate amount of such Indebtedness shall not exceed at any time an amount which is equal to fifteen percent (15%) of the Borrower's Consolidated Tangible Assets at any time; and

          (h) secured Indebtedness of the Borrower or any of its Subsidiaries which is not otherwise permitted hereunder, provided the aggregate amount of such Indebtedness shall not exceed at any time an amount which is equal to fifteen percent (15%) of the Borrower's Consolidated Tangible Assets at any time; and

          (i) unsecured Indebtedness of the Borrower which is not otherwise permitted hereunder, provided both before and after giving effect to the incurrence of such Indebtedness the Borrower is in compliance with its covenants contained in this Credit Agreement.

     9.2. Restrictions on Liens.

          9.2.1. Permitted Liens. The Borrower will not, and will not permit any of its Subsidiaries to, create or incur or suffer to be created or incurred or to exist any Lien upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom or assign or sell any income or revenues (including the assignment of the right to collections or other payments on any accounts receivable, but excluding the actual sale by the Borrower or a Subsidiary of

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


     accounts receivable of the Borrower or such Subsidiary without recourse to the Borrower or such Subsidiary to a Person which is not an Affiliate) or rights in respect of any thereof; provided that the Borrower or any of its Subsidiaries may create or incur or suffer to be created or incurred or to exist, so long as no Default or Event of Default has occurred and is continuing or would exist as a result thereof:

               (i) Liens in favor of the Borrower on all or part of the assets of Subsidiaries of the Borrower securing Indebtedness owing by Subsidiaries of the Borrower to the Borrower;

               (ii) Liens to secure taxes, assessments and other government charges in respect of obligations not overdue or which are being contested in compliance with Section 8.7 hereof or Liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue;

               (iii) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

               (iv) Liens on properties in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

               (v) Liens of carriers, warehousemen, mechanics and materialmen, and other like Liens on properties arising in the ordinary course of business and securing obligations that are not overdue by more than sixty (60) days or are being contested in compliance with Section 8.7 hereof;

               (vi) encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens and other minor Liens, provided that none of such Liens
          (A) interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrower and its Subsidiaries, and (B) individually or in the aggregate have a Material Adverse Effect;

               (vii)  Liens  existing  on the date hereof and listed on Schedule
          9.2 hereto;

               (viii) Liens to secure Indebtedness permitted by Section 9.1(h);

               (ix) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

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


               (x) Liens in favor of customs and revenues authorities arising in the ordinary course of business and as a matter of law to secure payment of customs duties in connection with the importation of goods;

               (xi) Liens that may be deemed to arise pursuant to the Permitted Receivables Financing;

               (xii)  Liens  existing  in  accordance   with  the   Indebtedness
          permitted by Section 9.1(d) hereof securing permitted extensions, refundings and refinancings of the Indebtedness provided for therein;

               (xiii) Liens consisting of the interests of a Person under an operating lease;

               (xiv) Liens consisting of any rights retained by a seller or shipper of goods in such goods prior to receipt of payment therefor during the shipment of such goods from the seller to the buyer (but which rights are terminated upon the buyer accepting receipt of such goods);

               (xv) to the extent the transferring of an interest in an equipment lease or service or use agreement is considered a Lien, Liens arising in connection with the Borrower's managed print services or equipment leasing programs pursuant to which the Borrower transfers certain of its interests under specified equipment leases or service or use agreements to an unaffiliated Person but retains certain rights to get paid for services to be provided by the Borrower to the lessee thereunder for supplies to be used in and servicing of such equipment; and

               (xvi) Liens arising in the ordinary course of business which (1) do not secure Indebtedness, (2) do not secure obligations in an aggregate amount exceeding $25,000,000 and (3) do not in the aggregate materially detract from the value of the assets of the Borrower and its Subsidiaries or materially impair the use thereof in the operation of their respective businesses.

          9.2.2. Restrictions on Negative Pledges and Upstream Limitations. The Borrower will not, nor will it permit any of its Subsidiaries to (a) enter into or permit to exist any arrangement or agreement (excluding the Credit Agreement and the other Loan Documents) which directly or indirectly prohibits the Borrower or any of its Subsidiaries from creating, assuming or incurring any Lien upon its properties, revenues or assets or those of any of its Subsidiaries whether now owned or hereafter acquired (provided, for the avoidance of doubt, the parties hereto hereby agree that any requirement in any arrangement or agreement with a Person which provides that neither the Borrower nor any Subsidiary will incur a Lien on its assets to secure Indebtedness without making provision for securing such Person's Indebtedness equally and ratably (for Indebtedness which is pari passu with such Person's Indebtedness) or senior (for Indebtedness which is subordinated to such Person's Indebtedness) shall not be considered a prohibition hereunder), or (b) enter into any agreement, contract or arrangement (excluding the Credit Agreement and

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


     the other Loan Documents) restricting the ability of any Subsidiary of the Borrower to pay or make dividends or distributions in cash or kind to the Borrower, to make loans, advances or other payments of whatsoever nature to the Borrower, or to make transfers or distributions of all or any part of its assets to the Borrower; in each case other than (i) restrictions on specific assets which assets are the subject of purchase money security interests to the extent permitted under Section 9.2.1, (ii) customary anti-assignment provisions contained in leases and licensing agreements entered into by the Borrower or such Subsidiary in the ordinary course of its business; (iii) restrictions and conditions imposed by law or by this Credit Agreement; (iv) restrictions and conditions existing on the Closing Date and identified in Schedule 9.2.2 hereof; (v) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale; (vi) restrictions and conditions imposed by any Person providing the Indebtedness permitted by Section 9.1(h) hereof if such restrictions or conditions apply only to the property or assets securing such Indebtedness; (vii) restrictions and conditions imposed under a Permitted Receivables Financing; (viii) any restrictions on the ability of any Subsidiary to make or repay loans or advances to the Borrower or any other Subsidiary or to transfer property to the Borrower or any Subsidiary or to guaranty Indebtedness of the Borrower or any Subsidiary contained in the subordination provisions of any Subordinated Debt permitted hereunder; and (ix) restrictions and conditions existing in any Indebtedness of any Person that becomes a Subsidiary after the date hereof, provided that (A) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (B) the aggregate principal amount of all Indebtedness described in this clause (ix) shall not exceed $25,000,000 at any time outstanding.

     9.3. Investments. The Borrower will not, and will not permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any investment (which shall include any expenditure made or liability incurred for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guarantees or obligations of, any Person) if, either before or after any investment is made or remains outstanding any Default or Event of Default has occurred and is continuing or would exist as a result thereof (including, without limitation, any Default or Event of Default which would arise as a result of a violation of
Section 9.5.1(c)(ii) hereof).

     9.4. Restricted Payments. The Borrower will not make any Restricted Payments except that, so long as no Default or Event of Default then exists or would result from such payment, the Borrower may make Distributions.

     9.5. Merger, Consolidation and Disposition of Assets.

          9.5.1. Mergers and Acquisitions. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to any merger, amalgamation or consolidation, or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent

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


     with past practices) except (a) the merger or consolidation of one or more of the Subsidiaries of the Borrower with and into the Borrower, (b) the merger or consolidation of two or more Subsidiaries of the Borrower and (c) any merger or asset or stock acquisition by the Borrower or any of its Subsidiaries of Persons (or, in the case of an asset acquisition, assets of a Person) (each, a "Permitted Acquisition") so long as (i) both immediately prior to and after giving effect to such Permitted Acquisition, no Default or Event of Default has occurred and is continuing or would exist as a result thereof; (ii) not less than seventy percent (70%) of the consolidated revenues of the Borrower and its Subsidiaries shall derive from businesses that are substantially similar to those engaged in on the Closing Date; (iii) the board of directors and (if required by applicable law) the shareholders, or the equivalent thereof, of each of the Borrower or the applicable Subsidiary and the Person to be acquired has approved such merger, consolidation or acquisition and (iv) in the case of a merger or consolidation involving the Borrower, the Borrower is the surviving entity of such merger and/or consolidation.

          9.5.2. Disposition of Assets. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than (a) the sale of inventory, the licensing of intellectual property and the disposition of obsolete assets, in each case in the ordinary course of business consistent with past practices; (b) sale by the Borrower or a Permitted Receivables Vehicle of its accounts receivable pursuant to a Permitted Receivables Financing; (c) the sale or other disposition of those assets set forth on Schedule 9.5.2 hereto; (d) the sale or other disposition of assets by one Subsidiary to another Subsidiary; and (e) any other Asset Sale so long as the value of all assets sold pursuant to this Section 9.5.2(e) during the term of this Credit Agreement does not exceed, in the aggregate, twenty percent (20%) of the Borrower's Consolidated Tangible Assets as of the date of each such sale.

     9.6. Business Activities. The Borrower will not, and will not permit any of its Subsidiaries to, engage in businesses other than primarily in those businesses now conducted by them and in related businesses and those businesses permitted to be acquired pursuant to Section 9.5.1. hereof.

     9.7. Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, engage in any transaction with any Affiliate (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arm's-length basis in the ordinary course of business if such transaction could reasonably be expected to have a material adverse effect on the business, assets, operations or financial condition of the Borrower or such Subsidiary, or the ability of the Borrower or any Guarantor to perform any of its material obligations

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under this Credit Agreement or any of the other Loan Documents, or the rights of or benefits available to the Lenders under this Credit Agreement.

     9.8. Hedging Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

                            10. FINANCIAL COVENANTS.

     The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Issuing Lender has any obligation to issue, extend or renew any Letters of Credit:

     10.1. Interest Coverage. The Borrower will not permit the ratio of (a) Consolidated EBITDA for any Reference Period, to (b) Consolidated Total Interest Expense for such period, to be less than 4.50:1.00 at any time.

     10.2. Leverage Ratio. The Borrower will not at any time permit the Leverage Ratio to exceed 3.00:1.00.

                             11. CLOSING CONDITIONS.

     The obligations of the Lenders to make the initial Revolving Credit Loans, the Competitive Bid Loans, any Swingline Loan and of the Issuing Lender to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent:

     11.1. Loan Documents. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders. Each Lender shall have received a fully executed copy of each such document.

     11.2. Certified Copies of Governing Documents. Each of the Lenders shall have received from the Borrower and each Guarantor a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of its Governing Documents as in effect on such date of certification.

     11.3. Corporate or Other Action. All corporate (or other) action necessary for the valid execution, delivery and performance by the Borrower and each of the Guarantors of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders shall have been provided to each of the Lenders.

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     11.4. Incumbency Certificate.  Each of the Lenders shall have received from the Borrower and each Guarantor an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the Borrower or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of each of the Borrower of such Guarantor, each of the Loan Documents to which the Borrower or such Guarantor is or is to become a party; (b) in the case of the Borrower, to make Loan Requests, and Conversion Requests and to apply for Letters of Credit; and (c) to give notices and to take other action on its behalf under the Loan Documents.

     11.5. UCC Search Results. The Administrative Agent shall have received the results of UCC searches indicating no Liens other than Permitted Liens and otherwise in form and substance satisfactory to the Administrative Agent.

     11.6. Solvency Certificate; Insurance Certificate. Each of the Lenders shall have received an officer's certificate of the Borrower dated as of the Closing Date as to the solvency of the Borrower and its Subsidiaries following the consummation of the transactions contemplated herein and in form and substance satisfactory to the Lenders, as well as an officer's certificate of the Borrower dated as of the Closing Date certifying as to the existence of adequate insurance.

     11.7. Opinion of Counsel. Each of the Lenders and the Administrative Agent shall have received a favorable legal opinion addressed to the Lenders and the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from the General Counsel of the Borrower and its Subsidiaries.

     11.8. Payment of Fees. The Borrower shall have paid to the Lenders or the Administrative Agent, as appropriate, the Fees pursuant to Sections 4.6 and 5.1.

     11.9. Termination Letter. The Administrative Agent shall have received evidence satisfactory to the Administrative Agent and the Lenders that all commitments under that certain Credit Agreement dated as of January 27, 1998 among the Borrower, certain lenders party thereto and JPMorgan Chase Bank as administrative agent have been terminated and all obligations thereunder (if any) have been repaid in full.

                        12. CONDITIONS TO ALL BORROWINGS.

     The obligations of the Lenders to make any Loan, including the Revolving Credit Loans, the Competitive Bid Loans and any Swingline Loan, and of the Issuing Lender to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

     12.1. Representations True; No Event of Default. Each of the representations and warranties of any of the Borrower and its Subsidiaries contained in this Credit Agreement (other than those contained in Section 7.5 hereof and, unless the aggregate amount of the outstanding Obligations is increasing after giving effect to the making of any requested Loan or the issuance of any Letter of Credit, Section 7.7 hereof) the other Loan

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


Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

     12.2. No Legal Impediment. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Issuing Lender would make it illegal for the Issuing Lender to issue, extend or renew such Letter of Credit.

     12.3. Documents. The Borrower shall have delivered, or caused to be delivered, to the Administrative Agent, all documentation required to be delivered hereunder.

                    13. EVENTS OF DEFAULT; ACCELERATION; ETC.

     13.1. Events of Default and Acceleration. If any of the following events ("Events of Default") shall occur:

          (a) the Borrower shall fail to pay any principal of the Loans or any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (b) the Borrower or any Guarantor shall fail to pay any interest on the Loans, any Fees, or other sums due hereunder or under any of the other Loan Documents within five (5) days after the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (c) the Borrower shall fail to comply with any of its covenants contained in Sections 8.4.1, 8.10, 8.11, 9 or 10;

          (d) the Borrower or any of its Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this Section 13.1) for thirty (30) days after written notice of such failure has been given to the Borrower by the Administrative Agent;

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


          (e) any representation or warranty of the Borrower or any of its Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

          (f) the Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases, in an amount in excess of $50,000,000, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases, in an amount in excess of $50,000,000, for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, or any such holder or holders shall rescind or shall have a right to rescind the purchase of any such obligations;

          (g) the Borrower or any of its Material Worldwide Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or any of its Material Worldwide Subsidiaries or of any substantial part of the assets of the Borrower or any of its Material Worldwide Subsidiaries or shall commence any case or other proceeding relating to the Borrower or any of its Material Worldwide Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or any of its Material Worldwide Subsidiaries and the Borrower or any of its Material Worldwide Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within sixty (60) days following the filing thereof;

          (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower or any of its Material Worldwide Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Borrower or any Material Worldwide Subsidiary of the Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

          (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than forty five (45) days, whether or not consecutive, any final and unappealable judgment against the Borrower or any of its Subsidiaries that, with other outstanding final judgments, undischarged, against the Borrower

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


     or any of its Subsidiaries which are not otherwise covered by insurance exceeds in the aggregate $50,000,000;

          (j) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; or

          (k) a Change of Control shall occur;

then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Required Lenders shall, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default specified in Sections 13.1(g) or 13.1(h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Administrative Agent or any Lender.

     13.2. Termination of Commitments. If any one or more of the Events of Default specified in Section 13.1(g) or Section 13.1(h) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Lenders shall be relieved of all further obligations to make Loans to the Borrower and the Issuing Lender shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, the Administrative Agent may and, upon the request of the Required Lenders, shall, by notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Lenders shall be relieved of all further obligations to make Loans and the Issuing Lender shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve the Borrower or any of its Subsidiaries of any of the Obligations.

     13.3. Remedies. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to Section 13.1, each Lender, if owed any amount with respect to the Loans or the Reimbursement Obligations, may proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Lender are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Lender. No remedy herein conferred upon any Lender or the Administrative Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given

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


hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

     13.4. Distribution of Proceeds. In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Administrative Agent or any Lender, as the case may be, receives any monies in connection with the enforcement of any of the Loan Documents, such monies shall be distributed for application as follows:

          (a)  First,   to  the  payment  of,  or  (as  the  case  may  be)  the
     reimbursement of the Administrative Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Administrative Agent in connection with the collection of such monies by the Administrative Agent, for the exercise, protection or enforcement by the Administrative Agent of all or any of the rights, remedies, powers and privileges of the Administrative Agent under this Credit Agreement or any of the other Loan Documents or in support of any provision of adequate indemnity to the Administrative Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Administrative Agent to such monies;

          (b) Second, to all other Obligations in such order or preference as the Required Lenders may determine; provided, however, that (i) distributions shall be made (A) pari passu among Obligations with respect to the Administrative Agent's Fee and all other Obligations and (B) with respect to each type of Obligation owing to the Lenders, such as interest, principal, fees and expenses, among the Lenders pro rata, and (ii) the Administrative Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

          (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Lenders and the Administrative Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to Section 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State of New York; and

          (d) Fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

     13.5. Judgment Currency. If, for the purpose of obtaining judgment in any court or obtaining an order enforcing a judgment, it becomes necessary to convert any amount due under this Credit Agreement in Dollars or in any other currency (hereinafter in this Section 13.5 called the "first currency") into any other currency (hereinafter in this Section 13.5 called the "second currency"), then the conversion shall be made at the Administrative Agent's spot rate of exchange for buying the first currency with the second currency prevailing at the Administrative Agent's close of business on the Business Day next preceding the day on which the judgment is given or (as the case may be) the order is made. Any payment made to the Administrative Agent or any Lender pursuant to this Credit Agreement in the second currency shall constitute a discharge of the obligations of the

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


Borrower to pay to the Administrative Agent and the Lenders any amount originally due to the Administrative Agent and the Lenders in the first currency under this Credit Agreement only to the extent of the amount of the first currency which the Administrative Agent and each of the Lenders is able, on the date of the receipt by it of such payment in any second currency, to purchase, in accordance with the Administrative Agent's and such Lender's normal banking procedures, with the amount of such second currency so received. If the amount of the first currency falls short of the amount originally due to the Administrative Agent and the Lenders in the first currency under this Credit Agreement, the Borrower hereby agrees that it will indemnify the Administrative Agent and each of the Lenders against and save the Administrative Agent and each of the Lenders harmless from any shortfall so arising. This indemnity shall constitute an obligation of each such Borrower separate and independent from the other obligations contained in this Credit Agreement, shall give rise to a separate and independent cause of action and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due to the Administrative Agent or any Lender under this Credit Agreement or under any such judgment or order. Any such shortfall shall be deemed to constitute a loss suffered by the Administrative Agent and each such Lender, as the case may be, and the Borrower shall not be entitled to require any proof or evidence of any actual loss. The covenant contained in this
Section 13.5 shall survive the payment in full of all of the other obligations of the Borrower under this Credit Agreement.

                          14. THE ADMINISTRATIVE AGENT.

     14.1. Authorization.

          (a) The Administrative Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Administrative Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Administrative Agent.

          (b) The relationship between the Administrative Agent and each of the Lenders is that of an independent contractor. The use of the term "Administrative Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Administrative Agent and each of the Lenders. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Administrative Agent and any of the Lenders.

          (c) As an independent contractor empowered by the Lenders to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Administrative Agent is nevertheless a "representative" of the Lenders, as that term is defined in
     Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Lenders and the

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     Administrative Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Administrative Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded
     or  otherwise,  relating  to  the  attachment,   perfection,   priority  or
     enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Lenders and the Administrative Agent.

     14.2. Employees and Administrative Agents. The Administrative Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Administrative Agent may utilize the services of such Persons as the Administrative Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons, to the extent otherwise required to be paid to the Administrative Agent had the Administrative Agent performed such duties and services, shall be paid by the Borrower.

     14.3. No Liability. Neither the Administrative Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Administrative Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

     14.4. No Representations.

          14.4.1. General. The Administrative Agent shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or to inspect any of the properties, books or records of the Borrower or any of its Subsidiaries. The Administrative Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Administrative Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any

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     liability  to the  Lenders,  with  respect  to  the  credit  worthiness  or financial conditions of the Borrower or any of its Subsidiaries. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

          14.4.2. Closing Documentation, etc. For purposes of determining compliance with the conditions set forth in Section 11, each Lender that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be to be consent to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Administrative Agent active upon the Borrower's account shall have received notice from such Lender prior to the Closing Date specifying such Lender's objection thereto and such objection shall not have been withdrawn by notice to the Administrative Agent to such effect on or prior to the Closing Date.

     14.5. Payments.

          14.5.1. Payments to Administrative Agent. A payment by the Borrower to the Administrative Agent hereunder or any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. The Administrative Agent agrees promptly to distribute to each Lender such Lender's pro rata share of payments received by the Administrative Agent for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan Documents.

          14.5.2. Distribution by Administrative Agent. If in the opinion of the Administrative Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

          14.5.3. Delinquent Lenders. Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Lender that fails (a) to make available to the Administrative Agent its pro rata share of any Loan or to purchase any Letter of Credit Participation or
     (b) to comply with the provisions of Section 16.1 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such

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     payments due and payable to all of the  Lenders,  in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Lender") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining
     nondelinquent   Lenders  for   application  to,  and  reduction  of,  their
     respective   pro  rata   shares  of  all   outstanding   Loans  and  Unpaid
     Reimbursement Obligations. The Delinquent Lender hereby authorizes the Administrative Agent to distribute such payments to the nondelinquent
     Lenders  in  proportion  to  their   respective  pro  rata  shares  of  all
     outstanding Loans and Unpaid Reimbursement Obligations. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans and Unpaid Reimbursement Obligations of the nondelinquent Lenders, the Lenders'
     respective   pro  rata   shares  of  all   outstanding   Loans  and  Unpaid
     Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     14.6. Holders of Notes. The Administrative Agent may deem and treat the payee of any Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

     14.7. Indemnity. The Lenders ratably agree hereby to indemnify and hold harmless the Administrative Agent and its affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Administrative Agent or such affiliate has not been reimbursed by the Borrower as required by
Section 16.2), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Administrative Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Administrative Agent's willful misconduct or gross negligence.

     14.8. Administrative Agent as Lender. In its individual capacity, Fleet shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Administrative Agent.

     14.9. Resignation. The Administrative Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Administrative
Agent  shall  be  reasonably   acceptable  to  the

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Borrower.  If no successor  Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a financial institution having a rating of not less than A or its equivalent by S&P. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

     14.10. Notification of Defaults and Events of Default. Each Lender hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Administrative Agent thereof. The Administrative Agent hereby agrees that upon receipt of any notice under this Section 14.10 it shall promptly notify the other Lenders of the existence of such Default or Event of Default.

                           15. SUCCESSORS AND ASSIGNS.

     15.1. General Conditions. The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (a) to an Eligible Assignee in accordance with the provisions of Section 15.2, (b) by way of participation in accordance with the provisions of Section 15.4 or (c) by way of pledge or assignment of a security interest subject to the restrictions of
Section 15.6 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 15.4 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement or any of the other Loan Documents.

     15.2. Assignments. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (a) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or, in the case of an assignment to a Lender or a Lender Affiliate, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loan of the assigning Lender subject to each such assignment (determined as of the date on which the Assignment and Acceptance with respect to such assignment is delivered

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to the  Administrative  Agent) shall not be less than $2,500,000  unless each of the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower otherwise consent (each such consent not to be unreasonably withheld or delayed); (b) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Credit Agreement with respect to the Loan or the Commitment assigned, except that this clause (b) shall not apply to rights in respect of Competitive Bid Loans; (c) any assignment of a Commitment must be approved by the Administrative Agent and the Issuing Lender unless the Person that is the proposed assignee is itself a Lender with a Commitment (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); and
(d)  the  parties  to  each   assignment   shall  execute  and  deliver  to  the
Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and the Eligible Assignee, if it shall not be a
Lender,   shall   deliver  to  the   Administrative   Agent  an   Administrative
Questionnaire. Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 15.3, from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party to this Credit Agreement and, to the extent of the interest assigned by such Assignment and Acceptance have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 5.3.2, 5.7, 5.8, 5.10 and
16.3 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this paragraph shall be treated for purposes of this Credit Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 16.4.

     15.3. Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent's Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

     15.4. Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Credit Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (a) such Lender's obligations

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under this Credit Agreement shall remain unchanged, (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations (c) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement, and (d) each such participation shall be in an amount of not less than $2,500,000. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Lender as it relates to such Participant, reduce the amount of any Commitment Fee or Letter of Credit Fees to which such Participant is entitled or extend any regularly scheduled payment date for principal or interest. Subject to Section 15.5, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 5.3.2, 5.7, 5.8 and 5.10 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 15.2. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 16.1 as though it were a Lender, provided such Participant agrees to be subject to Section 16.1 as though it were a Lender.

     15.5. Payments to Participants. A Participant shall not be entitled to receive any greater payment under Sections 5.3.2, 5.7 and 5.8 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A
Participant that would be a Non-U.S. Lender if it were a Lender shall not be entitled to the benefits of Section 5.3.2 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 5.3.3 as though it were a Lender.

     15.6. Miscellaneous Assignment Provisions. A Lender may at any time grant a security interest in all or any portion of its rights under this Credit Agreement to secure obligations of such Lender, including without limitation (a) any pledge or assignment to secure obligations to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C.
Section 341 and (b) with respect to any Lender that is a Fund, to any lender or any trustee for, or any other representative of, holders of obligations owed or securities issued by such Fund as security for such obligations or securities or any institutional custodian for such Fund or for such lender; provided that no such grant shall release such Lender from any of its obligations hereunder, provide any voting rights hereunder to the secured party thereof, substitute any such secured party for such Lender as a party hereto or affect any rights or obligations of the Borrower or Administrative Agent hereunder.

     15.7. Assignee or Participant Affiliated with the Borrower. If any assignee Lender is an Affiliate of the Borrower, then any such assignee Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other

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modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to Section 13.1 or Section 13.2, and the determination of the Required Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Lender's interest in any of the Loans or Reimbursement Obligations. If any Lender sells a participating interest in any of the Loans or Reimbursement Obligations to a Participant, and such Participant is the Borrower or an Affiliate of the Borrower, then such transferor Lender shall promptly notify the Administrative Agent of the sale of such participation. A transferor Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to Section 13.1 or Section 13.2 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Required Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Lender in the Loans or Reimbursement Obligations to the extent of such participation. The provisions of this Section 16.7 shall not apply to an assignee Lender or participant which is also a Lender on the Closing Date or to an assignee Lender or participant which has disclosed to the other Lenders that it is an Affiliate of the Borrower and which, following such disclosure, has been excepted from the provisions of this Section 16.7 in a writing signed by the Required Lenders determined without regard to the interest of such assignee Lender or transferor Lender, to the extent of such participation, in Loans or Reimbursement Obligations.

     15.8. New Notes. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Administrative Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for each surrendered Note, a new Note to the order of such Assignee in an amount equal to the amount assumed by such Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this Section 16.8, the Borrower shall deliver upon the request of the assignee Lender an opinion of counsel, addressed to the Lenders and the Administrative Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Lenders. The surrendered Notes shall be cancelled and returned to the Borrower.

     15.9. Special Purpose Funding Vehicle. Notwithstanding anything to the contrary contained in this Section 15, any Lender (a "Granting Lender") may grant to a special

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purpose funding vehicle (an "SPC") of such Granting  Lender,  identified as such in writing from time to time delivered by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Credit Agreement, provided that (a) nothing herein shall constitute a commitment to make any Loan by any SPC, (b) the Granting Bank's obligations under this Credit Agreement shall remain unchanged, (c) the Granting Lender should retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement and (d) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by the Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any expense reimbursement, indemnity or similar payment obligation under this Credit Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Credit Agreement) that, prior to the date that is one year and one day after the later of (i) the payment in full of all outstanding senior indebtedness of any SPC and (ii) the Revolving Credit Loan A Maturity Date, or, as applicable, the Revolving Credit Loan B Maturity Date, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States of America or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 15.9, any SPC may (A) with notice to, but (except as specified below) without the prior written consent of, the Borrower or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Lender or to any financial institutions (consented to by the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower, which consents shall not be unreasonably withheld or delayed) providing liquidity and/or credit facilities to or for the account of such SPC to fund the Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Loans and (B) disclose on a confidential basis any non-public information relating to its Loans (other than financial statements referred to in Sections 7.4 or 8.3) to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or liquidity enhancement to such SPC. In no event shall the Borrower be obligated to pay to an SPC that has made a Loan any greater amount than the Borrower would have been obligated to pay under this Agreement if the Granting Lender had made such Loan. An amendment to this Section 15.9 without the written consent of an SPC shall be ineffective insofar as it alters the rights and obligations of such SPC.

                     16. PROVISIONS OF GENERAL APPLICATIONS.

     16.1. Setoff. Regardless of the adequacy of any collateral, if any of the Obligations are due and payable and have not been paid or any Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all

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deposits (general or special, time or demand,  provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Credit Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Credit Agreement and, with the approval of the Required Lenders, although such Obligations may be unmatured. The rights of each Lender under this
Section 16.1 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. Each of the Lenders agree with each other Lender that (a) if an amount to be set off is to be applied to Indebtedness of the Borrower to such Lender, other than Indebtedness evidenced by the Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender, and (b) if such Lender shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or constituting Reimbursement Obligations owed to, such Lender by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Notes held by, and Reimbursement Obligations owed to, all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

     16.2. Expenses. The Borrower agrees to pay (a) all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent and its Affiliates, including without limitation the reasonable fees, charges and disbursements of the Administrative Agent's Special Counsel, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Credit Agreement or any amendments, modifications, approvals, consents or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated) or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document for providing for such cancellation, (b) all reasonable out-of-pocket expenses of the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder; and (c) all reasonable out-of-pocket expenses incurred by any Lender or the Administrative Agent, including without limitation reasonable attorneys' fees and costs of the Agent's Special Counsel and one additional firm of counsel for the Lenders, in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any of its

Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender's or the Administrative Agent's relationship with the Borrower or any of its Subsidiaries and (d) all reasonable fees, expenses and disbursements of any Lender or the Administrative Agent incurred in connection with UCC searches and similar Lien searches, provided, the Borrower shall only be required to pay for such searches performed prior to the Closing Date and for any searches conducted after the occurrence and continuation of any Event of Default. The covenants contained in this
Section 16.2 shall survive payment or satisfaction in full of all other obligations.

     16.3. Indemnification. The Borrower agrees to indemnify and hold harmless the Administrative Agent, its affiliates and the Lenders (including the Issuing Lender), including the Administrative Agent's and each such Lender's affiliates and their respective directors, officers, employees, agents and advisors of such Person and such Person's affiliates, from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (a) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans or Letters of Credit, (b) the reversal or withdrawal of any provisional credits granted by the Administrative Agent upon the transfer of funds from lock box, bank agency, concentration accounts or otherwise under any cash management arrangements with the Borrower or any Subsidiary or in connection with the provisional honoring of funds transfers, checks or other items, (c) the Borrower or any of its Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or (d) with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel, except to the extent that any of the foregoing are directly caused by the gross negligence or willful misconduct of the otherwise indemnified party. In litigation, or the preparation therefor, the Lenders and the Administrative Agent and its affiliates shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this Section 16.3 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this Section 16.3 shall survive payment or satisfaction in full of all other Obligations.

     16.4. Treatment of Certain Confidential Information.
                                       88

          16.4.1. Confidentiality. Each of the Lenders and the Administrative Agent agrees, on behalf of itself and each of its affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrower or any of its Subsidiaries pursuant to this Credit Agreement that is identified by such Person as being confidential at the time the same is delivered to the Lenders or the Administrative Agent, provided that nothing herein shall limit the disclosure of any such information (a) after such information shall have become public other than through a violation of this Section 16.4, or becomes available to any of the Lenders or the Administrative Agent on a nonconfidential basis from a source other than the Borrower, (b) to the extent required by statute, rule, regulation or judicial process, (c) to counsel for any of the Lenders or the Administrative Agent, (d) to bank examiners or any other regulatory authority having jurisdiction over any Lender or the Administrative Agent, or to auditors or accountants, (e) to the Administrative Agent, any Lender or any Financial Affiliate, (f) in connection with any litigation to which any one or more of the Lenders, the Administrative Agent or any Financial Affiliate is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Lender Affiliate or a Subsidiary or affiliate of the Administrative Agent, (h) to any actual or prospective assignee or participant or any actual or prospective counterparty (or its advisors) to any swap or derivative transactions referenced to credit or other risks or events arising under this Credit Agreement or any other Loan Document so long as such assignee, participant or counterparty, as the case may be, agrees to be bound by the provisions of Section 16.4 or (i) with the consent of the Borrower.

          16.4.2. Prior Notification. Unless specifically prohibited by applicable law or court order, each of the Lenders and the Administrative Agent shall, prior to disclosure thereof, notify the Borrower of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) or pursuant to legal process.

          16.4.3. Other. In no event shall any Lender or the Administrative Agent be obligated or required to return any materials furnished to it or any Financial Affiliate by the Borrower or any of its Subsidiaries. The obligations of each Lender under this Section 16.4 shall supersede and replace the obligations of such Lender under any confidentiality letter in respect of this financing signed and delivered by such Lender to the Borrower prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from any Lender.

     16.5. Survival of Covenants, Etc. All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Lenders and the Administrative Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Lender or the Administrative Agent at any time by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary hereunder.

     16.6. Notices. Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

          (a) if to the Borrower, at 740 West New Circle Road, Lexington, Kentucky 40550, Attention: Treasurer, or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice, with a copy to the Secretary of the Borrower at the address listed in this paragraph (a);

          (b) if to the Administrative Agent, at 100 Federal Street, Boston, Massachusetts 02110, USA, Attention: Debra E. DelVecchio, Director, or such other address for notice as the Administrative Agent shall last have furnished in writing to the Person giving the notice; and

          (c) if to any Lender, at such Lender's address set forth on Schedule 1 hereto, or such other address for notice as such Lender shall have last furnished in writing to the Person giving the notice.

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

     16.7. Governing Law. THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN Section 16.6. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     16.8. Headings. The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

     16.9. Counterparts. This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Delivery by facsimile by any of the parties hereto of an executed counterpart hereof or of any amendment or waiver hereto shall be as effective as an original executed counterpart hereof or of such amendment or waiver and shall be considered a representation that an original executed counterpart hereof or such amendment or waiver, as the case may be, will be delivered.

     16.10. Entire Agreement, Etc. The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 16.12.

     16.11. Waiver of Jury Trial. EACH OF THE BORROWER, THE LENDERS AND THE ADMINISTRATIVE AGENT HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS CREDIT
AGREEMENT,  THE  NOTES  OR  ANY OF THE  OTHER  LOAN  DOCUMENTS,  ANY  RIGHTS  OR
OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY

LENDER RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS AND AGREES THAT IT WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. Except as prohibited by law, the Borrower hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower (a) certifies that no representative, agent or attorney of any Lender or the Administrative Agent has represented, expressly or otherwise, that such Lender or the Administrative Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Administrative Agent and the Lenders have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

     16.12. Consents, Amendments, Waivers, Etc. Any consent or approval required or permitted by this Credit Agreement to be given by the Lenders may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower or any of its Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Required Lenders. Notwithstanding the foregoing, no amendment, modification or waiver shall:

          (a) without the written consent of the Borrower and each Lender directly affected thereby:

               (i) reduce or forgive the principal amount of any Loans or Reimbursement Obligations, or reduce the rate of interest on the Notes or the amount of the Commitment Fee or Letter of Credit Fees (other than interest accruing pursuant to Section 5.11 following the effective date of any waiver by the Required Lenders of the Default or Event of Default relating thereto);

               (ii) increase the amount of such Lender's Commitment or extend the expiration date of such Lender's Commitment;

               (iii) postpone or extend the Revolving Credit Loan A Maturity Date or the Revolving Credit Loan B Maturity Date (except pursuant to the provisions of Section 2.12 hereof) or any other regularly scheduled dates for payments of principal of, or interest on, the Loans or Reimbursement Obligations or any Fees or other amounts payable to such Lender (it being understood that (A) a waiver of the application of the default rate of interest pursuant to Section 5.11, and (B) any vote to rescind any acceleration made pursuant to Section
          13.1 of amounts owing with respect to the Loans and other Obligations shall require only the approval of the Required Lenders);

     (b) without the written consent of all of the Lenders,  amend or waive this
Section 16.12 or the definition of Required Lenders (it being understood that the addition of one or more additional credit facilities, the allowance of the credit extensions, interest and fees thereunder to share ratably or on a subordinated basis with the Loans, Letters of Credit, interest and Fees in the benefits of the Loan Documents and the inclusion of the holders of such facilities in the determination of Required Lenders shall require only the approval of the Required Lenders);

          (c) without the written consent of the Administrative Agent, amend or waive Section 14, the amount or time of payment of the Administrative Agent's Fee or any other provision applicable to the Administrative Agent;

          (d) without the written consent of the Issuing Lender, amend or waive any Letter of Credit Fees payable for the Issuing Lender's account;

          (e) without the written consent of the Swingline Lender, amend or waive Section 2.5 hereof.

No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

     16.13. Severability. The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

     IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

LEXMARK INTERNATIONAL, INC.
By: /s/ Kurt M. Braun
    ---------------------------
    Name:  Kurt M. Braun
    Title: Treasurer

FLEET NATIONAL BANK, individually and as Administrative Agent
By: /s/ Debra E. DelVecchio
    ---------------------------
    Name:  Debra E. DelVecchio
    Title: Director

THE BANK OF NOVA SCOTIA.
By: /s/ Melvin J. Mandelbaum
    ---------------------------
    Name:  Melvin J. Mandelbaum
    Title: Managing Director

BANK OF TOKYO-MITSUBISHI TRUST COMPANY
By: /s/ J. William Rhodes
    ---------------------------
    Name:  J. W. Rhodes
    Title: Vice President

CITICORP USA, INC.
By: /s/ Marisa H. Mesropian
    ---------------------------
    Name:  Marisa H. Mesropian
    Title: Vice President

JP MORGAN CHASE BANK
By: /s/ Tina Ruyter
    ---------------------------
    Name:  Tina Ruyter
    Title: Vice President

KEY CORPORATE CAPITAL INC.
By: /s/ Jeff Kalinowski
    ---------------------------
    Name:  Jeff Kalinowski
    Title: Vice President

SUNTRUST BANK
By: /s/ Scott Corley
    ---------------------------
    Name:  Scott Corley
    Title: Director

BANK OF AMERICA, N.A.
By: /s/ Kevin M. McMahon
    ---------------------------
    Name:  Kevin M. McMahon
    Title: Managing Director

THE BANK OF NEW YORK
By: /s/ Kenneth R. McDonnell
    ---------------------------
    Name:  Kenneth R. McDonnell
    Title: AVP

DEUTSCHE BANK AG
NEW YORK BRANCH
By: /s/ David G. Dickinson, Jr.
    ---------------------------
    Name:  David G. Dickinson, Jr.
    Title: Vice President

By: /s/ Joel Makowsky
    ---------------------------
    Name:  Joel Makowsky
    Title: Vice President

FIFTH THIRD BANK, KENTUCKY, INC.
By: /s/ Tom Wylie
    ---------------------------
    Name:  Tom Wylie
    Title: Vice President

NATIONAL CITY BANK OF KENTUCKY
By: /s/ Gary D. Loucks
    ---------------------------
    Name:  Gary D. Loucks
    Title: Vice President

BANCA NAZIONALE DEL LAVORO SPA NEW YORK BRANCH
By: /s/ Juan J. Cortes
    ---------------------------
    Name:  Juan J. Cortes
    Title: Vice President

By: /s/ Leonardo Valentini
    ---------------------------
    Name:  Leonardo Valentini
    Title: First Vice President

ALLIED IRISH BANK
By: /s/ Anthony O'Reilly
    ---------------------------
    Name:  Anthony O'Reilly
    Title: Vice President

By: /s/ Hilary Patterson
    ---------------------------
    Name:  Hilary Patterson
    Title: Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION
By: /s/ Jeffrey L. Stein
    ---------------------------
    Name:  Jeffrey L. Stein
    Title: Vice President

WESTPAC BANKING CORPORATION
By: /s/ Tony Smith
    ---------------------------
    Name:  Tony Smith
    Title: Vice President